UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box: ☐

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

CITIZENS COMMUNICATIONS COMPANY

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

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Three High Ridge Park, Stamford, CT 06905 (203) 614-5600

April 10, 2007

Dear Fellow Stockholder:

On behalf of the board of directors of Citizens Communications Company, I am pleased to invite you to attend our 2007 Annual Meeting of Stockholders. The meeting will be held at our offices located at Three High Ridge Park, Stamford, Connecticut 06905, on Friday, May 18, 2007 at 10:00 a.m., Eastern Daylight Savings Time.

At this meeting, you will be asked:

1.	To elect 12 directors;

2.	To adopt the 2008 Citizens Incentive Plan;

3.	To adopt an amendment to the Amended and Restated 2000 Equity Incentive Plan;

4.	To ratify the selection of KPMG LLP as our independent registered public accounting firm for 2007; and

5.	To transact any other business that may properly be brought before the meeting or any adjournment or postponement of the meeting.

It is important that your shares be represented, whether or not you attend the meeting. In order to ensure that you will be represented, we ask that you sign, date, and return the enclosed proxy card. You may also vote your shares via the Internet or by telephone. Information regarding voting by mail, the Internet, or telephone is included on the proxy card instructions. If present, you may revoke your proxy and vote in person.

Attendance at the meeting will be limited to stockholders as of the record date, or their authorized representatives, and our guests. If you are planning to attend the meeting please mark the appropriate box on the proxy card.

We look forward to seeing you at the meeting.

Cordially,

Mary Agnes Wilderotter
Chairman of the Board of Directors,
President and Chief Executive Officer

Three High Ridge Park, Stamford, CT 06905 (203) 614-5600

April 10, 2007

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 18, 2007

To the Stockholders of

CITIZENS COMMUNICATIONS COMPANY:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Citizens Communications Company will be held at the company’s offices, Three High Ridge Park, Stamford, Connecticut 06905, on Friday, May 18, 2007, at 10:00 a.m., Eastern Daylight Savings Time, for the following purposes:

1.	To elect 12 directors;

2.	To adopt the 2008 Citizens Incentive Plan;

3.	To adopt an amendment to the Amended and Restated 2000 Equity Incentive Plan;

4.	To ratify the selection of KPMG LLP as our independent registered public accounting firm for 2007; and

5.	To transact any other business that may properly be brought before the meeting or any adjournment or postponement of the meeting.

The board of directors fixed the close of business on March 28, 2007 as the record date for determining stockholders entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting. At the close of business on March 28, 2007, there were 343,544,184 shares of our common stock entitled to vote at the meeting.

A complete list of stockholders entitled to vote at the meeting will be open to the examination of stockholders on the meeting date and for a period of ten days prior to the meeting at our offices at Three High Ridge Park, Stamford, Connecticut 06905, during ordinary business hours.

By Order of the Board of Directors
Hilary E. Glassman
Senior Vice President, General Counsel and Secretary

CITIZENS COMMUNICATIONS COMPANY

Three High Ridge Park

Stamford, Connecticut 06905

PROXY STATEMENT

2007 Annual Meeting of Stockholders

THE MEETING

Introduction

This proxy statement is being furnished to the stockholders of Citizens Communications Company, a Delaware corporation, in connection with the solicitation of proxies by our board of directors for use at our 2007 annual meeting of stockholders and at any adjournments thereof.

This proxy statement and the accompanying form of proxy are first being sent to holders of our common stock on or about April 10, 2007.

Date, Time and Place

The meeting will be held on May 18, 2007, at 10:00 a.m., Eastern Daylight Savings Time, at our offices located at Three High Ridge Park, Stamford, Connecticut 06905.

Matters to be Considered

At the meeting, stockholders will be asked to elect 12 directors, to adopt the 2008 Citizens Incentive Plan, to adopt an amendment to the Amended and Restated 2000 Equity Incentive Plan and to ratify the selection of our independent registered public accounting firm. See “ELECTION OF DIRECTORS,” “PROPOSED 2008 CITIZENS INCENTIVE PLAN,” “PROPOSED AMENDMENT TO AMENDED AND RESTATED 2000 EQUITY INCENTIVE PLAN” and “RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.” The board of directors does not know of any matters to be brought before the meeting other than as set forth in the notice of meeting. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

Record Date; Shares Outstanding and Entitled to Vote; Quorum

Stockholders as of the record date, i.e., the close of business on March 28, 2007, are entitled to notice of and to vote at the meeting. As of the record date, there were 343,544,184 shares of common stock outstanding and entitled to vote, with each share entitled to one vote. Holders of a majority of the outstanding shares entitled to vote must be present in person or represented by proxy in order for action to be taken at the meeting.

Required Votes

Election of Directors. Under our by-laws, the affirmative vote of the holders of a majority of the shares of common stock present or represented by proxy and entitled to vote at the meeting is required to elect each director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward the nominee’s achievement of a majority. Shares present at the meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withholds authority to vote for the nominee will have the same effect as a vote against the nominee.

Under Delaware law, an incumbent who fails to receive the required vote “holds over,” or continues to serve as a director until his or her successor is elected and qualified. To address this “hold-over” issue, we have adopted a policy under which, in non-contested elections, if a director fails to win a majority of affirmative votes for his or her election, the director must immediately tender his or her resignation from the board, and the board will decide, through a process managed by the Nominating and Corporate Governance Committee and excluding the nominee in question, whether to accept the resignation at its next regularly scheduled meeting.

Approval of the 2008 Citizens Incentive Plan. Approval of the 2008 Citizens Incentive Plan requires the affirmative vote of the holders of a majority of the common stock present or represented by proxy and entitled to vote at the meeting. Abstentions will have the same effect as a vote against approving the plan.

Approval of Amendment to the Amended and Restated 2000 Equity Incentive Plan. Approval of the amendment to the Amended and Restated 2000 Equity Incentive Plan requires the affirmative vote of the holders of a majority of the common stock present or represented by proxy and entitled to vote at the meeting. Abstentions will have the same effect as a vote against approving the plan.

Selection of Auditors. The ratification of the selection of KPMG LLP as our independent registered public accounting firm is being submitted to stockholders because we believe that this action follows sound corporate practice and is in the best interests of the stockholders. If the stockholders do not ratify the selection by the affirmative vote of the holders of a majority of the common stock present or represented by proxy and entitled to vote at the meeting, the Audit Committee of the board of directors will reconsider the selection of the independent registered public accounting firm, but such a vote will not be binding on the Audit Committee. If the stockholders ratify the selection, the Audit Committee, in its discretion, may still direct the appointment of a new independent registered public accounting firm at any time during the year if they believe that this change would be in our and our stockholders’ best interests. Abstentions will have the same effect as a vote against ratification of the auditors.

Voting Recommendations

The board of directors recommends that you vote FOR each nominee for director named, FOR adoption of the 2008 Citizens Incentive Plan, FOR adoption of the amendment to the Amended and Restated 2000 Equity Incentive Plan and FOR ratification of the selection of our independent registered public accounting firm for 2007.

Voting and Revocation of Proxies

Stockholders are requested to vote by proxy in one of three ways:

•	Use the toll-free telephone number shown on your proxy card;

•	Visit the Internet website at www.voteproxy.com and follow the on-screen instructions; or

•	Date, sign and promptly return your proxy card in the enclosed postage prepaid envelope.

Common stock represented by properly executed proxies, received by us or voted by telephone or via the Internet, which are not revoked will be voted at the meeting in accordance with the instructions contained therein. If instructions are not given, proxies will be voted FOR election of each nominee for director named, FOR adoption of the 2008 Citizens Incentive Plan, FOR adoption of the amendment to the Amended and Restated 2000 Equity Incentive Plan and FOR ratification of the selection of our independent registered public accounting firm.

Voting instructions, including instructions for both telephonic and Internet voting, are provided on the proxy card. The Internet and telephone voting procedures are designed to authenticate stockholder identities, to allow stockholders to give voting instructions and to confirm that stockholders’ instructions have been recorded properly. A control number, located on the proxy card, will identify stockholders and allow them to vote their shares and confirm that their voting instructions have been properly recorded. Stockholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder. If you do vote by Internet or telephone, it will not be necessary to return your proxy card.

If your shares are held in the name of a bank or broker, follow the voting instructions on the form you receive from your record holder. The availability of Internet and telephone voting will depend on their voting procedures.

If a stockholder neither returns a signed proxy card, votes by the Internet or by telephone, nor attends the meeting and votes in person, his or her shares will not be voted.

Any proxy signed and returned by a stockholder or voted by telephone or via the Internet may be revoked at any time before it is exercised by giving written notice of revocation to our Secretary, at our address set forth herein, by executing and delivering a later-dated proxy, either in writing, by telephone or via the Internet, or by voting in person at the meeting. Attendance at the meeting will not alone constitute revocation of a proxy.

“Householding” of Annual Report and Proxy Materials

We have adopted a procedure approved by the Securities and Exchange Commission, or the “SEC,” called “householding.” Under this procedure, stockholders of record who have the same address and last name will receive only one copy of our Annual Report and proxy statement unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

Stockholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect dividend check mailings.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Annual Report and/or the proxy statement, or if you hold in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our transfer agent, Illinois Stock Transfer Company (in writing: 209 West Jackson Boulevard, Suite 903, Chicago, Illinois 60606; by telephone: in the U.S., Puerto Rico and Canada, 1-800-757-5755; outside the U.S., Puerto Rico and Canada, 1-312-427-2953).

If we are householding materials to your address and you wish to receive a separate copy of the Annual Report or this proxy statement, or if you do not wish to participate in householding and prefer to receive separate copies of these documents in the future, please contact Illinois Stock Transfer as indicated above.

Beneficial stockholders can request information about householding from their banks, brokers or other holders of record.

Proxy Solicitation

We will bear the costs of solicitation of proxies for the meeting. In addition to solicitation by mail, directors, officers and our regular employees may solicit proxies from stockholders by telephone, personal interview or otherwise. These directors, officers and employees will not receive additional compensation, but may be reimbursed for out-of-pocket expenses in connection with this solicitation. In addition to solicitation by our directors, officers and employees, we have engaged The Proxy Advisory Group, LLC, a proxy solicitation agent, in connection with the solicitation of proxies for the meeting. We will bear the costs of the fees for the solicitation agent, which are not expected to exceed $10,000. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of common stock held of record by them, and these custodians will be reimbursed for their reasonable expenses.

Independent Registered Public Accounting Firm

We have been advised that representatives of KPMG LLP, our independent registered public accounting firm for 2006, will attend the meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions of stockholders.

Transfer Agent

Our transfer agent is Illinois Stock Transfer Company. You should contact the transfer agent, at the phone number or address listed below, if you have questions concerning stock certificates, dividend checks, transfer of ownership or other matters pertaining to your stock account.

Illinois Stock Transfer Company

209 West Jackson Boulevard, Suite 903

Chicago, IL 60606

Telephone: (800) 757-5755 or (312) 427-2953

Fax: (312) 427-2879

OWNERSHIP OF COMMON STOCK

Set forth below is certain information as of March 28, 2007 with respect to the beneficial ownership of our common stock (as determined under the rules of the SEC) by (1) each person who, to our knowledge, is the beneficial owner of more than 5% of our outstanding shares of common stock, which is our only class of voting securities, (2) each director and nominee for director, (3) each of the executive officers named in the Summary Compensation Table under “Executive Compensation,” and (4) all of our directors and executive officers as a group. Except as otherwise stated, the business address of each person listed is c/o Citizens Communications Company, 3 High Ridge Park, Stamford, Connecticut 06905. Except as otherwise described below, each of the persons named in the table has sole voting and investment power with respect to the common stock beneficially owned and has not pledged such common stock as security for any obligations.

Name and Address of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership			Percent of Class
Morgan Stanley (a)	19,004,443			5.5%
Kathleen Q. Abernathy	10,000	(b	)
Leroy T. Barnes, Jr.	12,000	(b	)	*
John H. Casey, III	423,863	(c	)	*
Michael T. Dugan	10,000	(b	)	*
Jerry Elliott (d)	151	(e	)	*
Jeri Finard	10,000	(b	)	*
Lawton Wehle Fitt	10,000	(b	)	*
Stanley Harfenist (f)	71,953	(g	)	*
Peter B. Hayes	157,000	(h	)	*
William M. Kraus	11,000	(i	)	*
Daniel J. McCarthy	161,989	(j	)	*
Howard L. Schrott	10,000	(b	)	*
Larraine D. Segil	10,000	(b	)	*
Donald R. Shassian	90,000	(k	)	*
Bradley E. Singer	10,000	(b	)	*
Edwin Tornberg (f)	61,559	(l	)	*
David H. Ward	21,079	(m	)	*
Myron A. Wick, III	18,000	(n	)	*
Mary Agnes Wilderotter	435,066	(o	)	*
All directors and executive officers as a group (22 persons) (d)(f)	1,796,565	(p	)	*

*	Less than 1%.

(a)	The business address of this beneficial owner is c/o Morgan Stanley, 1585 Broadway, New York, New York 10036. Based on a statement on Schedule 13G filed on February 15, 2007 by Morgan Stanley and Morgan Stanley & Co. International Limited and on information provided by Morgan Stanley, Morgan Stanley beneficially owns an aggregate of 19,004,443 shares and holds sole voting power over 17,913,090 shares, shared voting power over 59,816 shares and sole dispositive power over 19,004,443 shares; Morgan Stanley & Co. International Limited holds sole voting and dispositive power over 16,928,171 shares. Morgan Stanley disclaims beneficial ownership of a portion of the shares reported, which are owned indirectly through a client vehicle. Morgan Stanley is not the custodian or administrator of the vehicle, and it is not clear that Morgan Stanley has voting or investment power over these shares. Morgan Stanley filed the Schedule 13G solely in its capacity as the parent company of, and indirect beneficial owner of securities held by, one of its business units.

(b)	Includes 10,000 shares that may be acquired upon the exercise of stock options as of March 28, 2007 or within 60 days thereafter. We refer to these stock options as “currently exercisable.”

(c)	Includes 81,667 restricted shares over which Mr. Casey has sole voting power but no dispositive power.

(d)	Mr. Elliott resigned as a director, effective April 10, 2006, as Acting Chief Financial Officer, effective April 17, 2006, and as President, effective May 10, 2006.

(e)	Consists of shares held in a 401(k) plan.

(f)	Messrs. Harfenist and Tornberg will retire from the board of directors on May 17, 2007.

(g)	Consists of shares held by a family trust.

(h)	Includes 75,667 restricted shares over which Mr. Hayes has sole voting power but no dispositive power and 41,333 shares held by a family trust.

(i)	Includes 1,718 shares held in the William M. Kraus Trust.

(j)	Includes 65,750 restricted shares over which Mr. McCarthy has sole voting power but no dispositive power and 8,778 shares held in a 401(k) plan.

(k)	Consists of restricted shares over which Mr. Shassian has sole voting power but no dispositive power.

(l)	Includes 52,511 shares that may be acquired upon the exercise of currently exercisable stock options held by The Edwin Tornberg Living Trust and 651 shares held by Mr. Tornberg’s wife.

(m)	Consists of shares that may be acquired upon the exercise of currently exercisable stock options.

(n)	Consists of 10,000 shares that may be acquired upon the exercise of currently exercisable stock options and 8,000 shares held in the Myron A. Wick, III Trust U/A/D 2/21/56.

(o)	Consists of 378,000 restricted shares over which Mrs. Wilderotter has sole voting power but no dispositive power and 57,066 shares held by a family trust.

(p)	Includes 821,342 restricted shares over which executive officers have sole voting power but no dispositive power, 163,590 shares that may be acquired pursuant to the exercise of currently exercisable stock options by directors and 111,648 shares that may be acquired pursuant to the exercise of currently exercisable stock options by executive officers.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and officers, and persons who beneficially own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange (the “NYSE”). Such directors, officers and greater than 10% stockholders are also required to furnish us with copies of all such filed reports.

Based solely upon a review of the copies of such reports furnished to us, or representations that no reports were required, we believe that during the year ended December 31, 2006, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis.

ELECTION OF DIRECTORS

(Item 1 on the Proxy Card)

At the meeting, 12 directors are to be elected to serve until the next annual meeting or until their successors have been elected and qualified. All of the following nominees are currently serving as directors. Directors will be elected by a majority of the votes of the holders of shares of common stock present in person or represented by proxy at the meeting and entitled to vote at the meeting. Stanley Harfenist and Edwin Tornberg, each of whom served as a director since 1992, will retire on May 17, 2007 and are not standing for re-election. Accordingly, the board has fixed the number of directors constituting the full board at 12, effective upon the resignations of Messrs. Harfenist and Tornberg. Since last year’s annual meeting, the board of directors elected Michael T. Dugan as a director to fill a vacancy on the board, effective October 30, 2006.

The persons named in the enclosed form of proxy have advised that, unless contrary instructions are received, they intend to vote FOR the 12 nominees named by the board of directors and listed on the following table. In case any of these nominees should become unavailable for any reason, the persons named in the enclosed form of proxy have advised that they will vote for such substitute nominees as the board of directors may propose.

Name and present position, if any, with the company	Age, period served as director, other business experience during the last five years and family relationships, if any
Kathleen Q. Abernathy	Ms. Abernathy, 50, has served as a Director since April 2006. Since March 2006, Ms. Abernathy has been a partner at the law firm of Akin Gump Strauss Hauer & Feld LLP. From June 2001 to December 2005, she served as a Commissioner at the Federal Communications Commission. Prior to that time, she was Vice President, Public Policy at Broadband Office Communications, Inc. from 2000 to 2001.

Leroy T. Barnes, Jr.	Mr. Barnes, 55, has served as a Director since May 2005. Prior to his retirement, he was Vice President and Treasurer of PG&E Corp. from 2001 to 2005 and Vice President and Treasurer of Gap Inc. from 1997 to 2001. Mr. Barnes is a Director of Longs Drugs Stores, Inc., Herbalife International and The McClatchy Company.

Michael T. Dugan.	Mr. Dugan, 58, has served as a Director since October 2006. Since September 2006, Mr. Dugan has been a Senior Technical Advisor to EchoStar Communications Corporation. From November 2005 to September 2006, he was Chief Technical Officer of EchoStar, from May 2004 to November 2005, he was a Senior Advisor and Independent Consultant to EchoStar and from April 2000 to May 2004, he was President and Chief Operating Officer of EchoStar. Prior to that time, Mr. Dugan held various positions with EchoStar and its subsidiaries since 1990. Mr. Dugan is a Director of EchoStar.

Jeri Finard	Ms. Finard, 47, has served as a Director since December 2005. Since April 2006, Ms. Finard has been Executive Vice President, Global Category Development of Kraft Foods, Inc. Prior to that time, Ms. Finard was Group Vice President and President of N.A. Beverages Sector of Kraft Foods, Inc. from October 2004 to April 2006, Executive Vice President of Kraft Foods North America from 2000 to 2004 and General Manager of Kraft’s Coffee Division in 2004 and of Kraft Food’s Desserts Division from 2000 to 2003.

Lawton Wehle Fitt	Ms. Fitt, 53, has served as a Director since January 2005. Ms. Fitt has been a Senior Advisor to GSC Group, an alternative investment manager, since October 2006, and a Founding Partner of Circle Financial Group, LLC, an investment group, since February 2006. Prior to that time, she was Secretary (Chief Executive Officer) of the Royal Academy of Arts from October 2002 to March 2005 and a Partner and Managing Director of Goldman Sachs from 1994 to 2002. Ms. Fitt is a Director of Ciena Corporation and Reuters Group PLC.

Name and present position, if any, with the company	Age, period served as director, other business experience during the last five years and family relationships, if any

William M. Kraus	Mr. Kraus, 81, has served as a Director since 2002. Prior to his retirement, Mr. Kraus was a Director of Century Communications Corp. and Centennial Cellular Corp. from 1985 to 1999.

Howard L. Schrott	Mr. Schrott, 52, has served as a Director since July 2005. Mr. Schrott has been a Principal in Schrott Consulting since February 2006. Prior to that time, he was Chief Financial Officer of Liberty Corporation from 2001 to February 2006.

Larraine D. Segil	Ms. Segil, 58, has served as a Director since March 2005. Ms. Segil has been Chief Executive Officer of Larraine Segil Productions, Inc. since 1987 and Co-Founder of The Lared Group since 1987. She has also been a senior research fellow at the IC2 Institute at the University of Texas, Austin since 1991, a member of the Entrepreneurs Board of Advisors for the UCLA Anderson School of Management since 1991 and a member of the board of LARTA, the Los Angeles Technology Alliance since 2003. From 2003 until December 2006, Ms. Segil was a Partner of Vantage Partners.

Bradley E. Singer	Mr. Singer, 40, has served as a Director since June 2005. Mr. Singer has been Chief Financial Officer and Treasurer of American Tower Corporation since 2001 and has held various executive positions with American Tower since 2000. He is also a Director and Chairman of the Audit Committee of Martha Stewart Omnimedia.

David H. Ward	Mr. Ward, 69, has served as a Director since 2003. Mr. Ward has been Chief Financial Officer of Voltarc Technologies, Inc., a specialty lamp manufacturer since 2001 and a Principal of Lighting Technologies Holdings, Inc. (successor to Innovative Technologies Group LLC), a holding company owning several lighting manufacturing companies, since 1999.

Myron A. Wick, III	Mr. Wick, 63, has served as a Director since March 2005. Mr. Wick has been Managing Director of McGettigan & Wick, Co. since 1988 and a Principal of Proactive Partners, L.P. since 1989. He is also a Director of Tanknology, Inc, Modtech, Inc, MicroIslet, The Tanager Foundation and Horizon Fuel Cell Technology, Chairman of Hoffman Institute and a Trustee of St. Mark’s School.

Mary Agnes Wilderotter, Chairman of the Board, President and Chief Executive Officer	Mrs. Wilderotter, 52, has served as a Director since 2004 and as our Chairman of the Board since December 2005, President since May 2006 and Chief Executive Officer since November 2004. She also served as our President from November 2004 to December 2005. Prior to joining our company, she was Senior Vice President – World Wide Public Sector of Microsoft Corp. from February 2004 to November 2004 and Senior Vice President – Worldwide Business Strategy of Microsoft Corp. from 2002 to 2004. From 1997 to 2002, she was President and Chief Executive Officer of Wink Communications, an interactive telecommunications and media company. Mrs. Wilderotter is a Director of The McClatchy Company and Xerox Corporation.

The board of directors recommends that you vote FOR the election of all nominees for director.

DIRECTOR COMPENSATION

The following table sets forth compensation information for 2006 for each non-employee member of our board of directors. Mary Agnes Wilderotter, our Chairman, President and Chief Executive Officer, is not included in this table as she is an employee of the company and thus receives no compensation for her services as a director. The compensation received by Mrs. Wilderotter as an employee of the company is shown in the Summary Compensation Table elsewhere in this proxy statement.

2006 Director Compensation

Name	Fees Earned or Paid in Cash	Stock Unit Awards (1)	Option Awards (2)	Total
Kathleen Q. Abernathy	$18,000	$107,334	$30,795	$156,129
Leroy T. Barnes, Jr.	$81,000	$66,115	—	$147,115
Michael T. Dugan	$9,667	—	$12,387	$22,054
Jeri Finard	—	$201,344	—	$201,344
Lawton Wehle Fitt	—	$168,513	—	$168,513
Stanley Harfenist (3)	—	$691,736	—	$691,736
William M. Kraus	$74,500	$50,254	—	$124,754
Howard L. Schrott	$40,000	$156,415	—	$196,415
Larraine D. Segil	$40,000	$87,167	—	$127,167
Bradley E. Singer	$33,000	$148,475	—	$181,475
Edwin Tornberg (3)	$68,000	$144,423	—	$212,423
David H. Ward	$103,250	$61,299	—	$164,549
Myron A. Wick, III	$34,750	$133,759	—	$168,509

(1)	The amounts shown in this column represent the dollar amount recognized by us for stock unit grants to directors for financial statement reporting purposes with respect to 2006 in accordance with Statement of Financial Accounting Standards No. 123R (“FAS 123R”). As such, these amounts may include amounts from awards granted in and prior to 2006. For a discussion of valuation assumptions, see Note 17 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2006. The dollar amount of dividends on stock units is reflected in such amounts. Dividends are paid on stock units held by directors at the same rate and at the same time as we pay dividends on shares of our common stock. No above market or preferential dividends were paid with respect to any stock units. Dividends on stock units are paid in the form of additional stock units.

For directors who have elected to receive cash in settlement of their stock unit accounts upon termination of service, we revalue their stock units in accordance with FAS 123R on a quarterly basis to reflect the then current value of the units. Accordingly, the amounts shown in this column will differ from the grant date fair value shown below, which is fixed on the date of grant. Further, the grant date fair values shown below include only grants made in 2006, whereas the amounts shown in the table above reflect amounts from grants made in other years as well. The amount shown for Mr. Harfenist reflects the revaluation of his stock units for financial statement reporting purposes as a result of Mr. Harfenist’s election in 2006 to receive cash in settlement of his stock unit account upon retirement.

The grant date fair value, pursuant to FAS 123R, of the stock units granted to directors in 2006 is as follows.

• Kathleen Q. Abernathy	$104,732
• Leroy T. Barnes, Jr.	$42,525
• Michael T. Dugan	$—
• Jeri Finard	$145,386
• Lawton Wehle Fitt	$158,746
• Stanley Harfenist	$165,870
• William M. Kraus	$42,525

• Howard L. Schrott	$118,859
• Larraine D. Segil	$85,401
• Bradley E. Singer	$118,859
• Edwin Tornberg	$42,525
• David H. Ward	$42,525
• Myron A. Wick, III	$118,859

(2)	The amounts in the Option Awards column represent the dollar amount recognized by us for stock option grants to directors for financial reporting purposes with respect to 2006 in accordance with FAS 123R. For a discussion of valuation assumptions, see Note 17 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2006. The amount in this column for Ms. Abernathy also represents the grant date fair value, pursuant to FAS 123R, of the stock options granted to her in 2006. For Mr. Dugan, the grant date fair value of the stock options granted to him in 2006 was $37,161.

(3)	Messrs. Harfenist and Tornberg will retire from the board of directors on May 17, 2007.

Directors who are also our employees receive no remuneration for service as a member of our board of directors or any committee of the board. Each director who is not our employee is entitled to receive a retainer, which they have the option of receiving in the form of 5,760 stock units, as described below, or a cash payment of $40,000, in each case payable in advance in quarterly installments on the first business day of each quarter. Each director is required to irrevocably elect by December 31 of the prior year whether to receive his or her retainer in cash or in stock units. Each non-employee director receives a fee of $2,000, plus reasonable expenses, for each in-person meeting of the board of directors or committee of the board attended and $1,000 for each telephonic meeting of the board of directors or committee of the board attended, in each case payable in arrears on the last business day of each quarter. The Lead Director receives an additional annual stipend of $15,000, the chair of the Audit Committee receives an additional annual stipend of $25,000, the chair of the Compensation Committee receives an additional annual stipend of $15,000, the chair of the Nominating and Corporate Governance Committee receives an additional annual stipend of $7,500 and the chair of the Retirement Plan Committee receives an additional annual stipend of $5,000. The annual stipends paid to the Lead Director and each of the committee chairs are payable in arrears in equal quarterly installments on the last business day of each quarter.

Upon commencement of services as a director, each non-employee director is granted options to purchase 10,000 shares of common stock under the Non-Employee Directors’ Equity Incentive Plan (the “Directors Plan”). Prior to adoption of the Directors Plan on May 25, 2006, these option grants were made under our Amended and Restated 2000 Equity Incentive Plan. These options become exercisable six months after the grant date and expire on the tenth anniversary of the grant date or, if earlier, on the first anniversary of a director’s termination of service with respect to options granted after May 25, 2006. Directors also receive an annual stock unit award, which is currently fixed at 3,500 stock units. These stock awards were made under the Non-Employee Directors’ Deferred Fee Equity Plan (the “Predecessor Plan”) for 2006 and will be made under the Directors Plan in future years.

In addition, each member of the board of directors and his or her spouse is eligible to participate in our medical, dental and vision plans at the same contribution rates as our management employees. Retired directors and their spouses who were participating in these plans at the time of their retirement from our board may continue to participate in the plans, but generally are required to pay 100% of the cost.

In addition to electing the form of his or her annual retainer, a director may elect to have either 50% or 100% of his or her meeting fees, and in the case of the Lead Director and committee chairs their annual stipends, paid in cash or stock units. If a director elects payment of his or her fees in stock units, units are credited in an amount that is equal to the cash payment the director otherwise would have received, based upon a formula where the cash payment amount is the numerator and the “Initial Market Value” of our common stock is the denominator. Under the Predecessor Plan, the Initial Market Value was equal to 85% of the average of the high and low prices of the common stock on the first trading day of the year in which the units are earned. Under the

Directors Plan, the Initial Market Value is equal to 85% of the closing price of the common stock on the grant date of the units. Stock units were earned quarterly and credited to the director’s account on the first business day of the succeeding quarter under the Predecessor Plan and are earned quarterly and credited to the director’s account on the last day of the quarter in which the fees were earned under the Directors Plan. We hold all stock units until a director’s termination of service, at which time the units are redeemable, at the director’s election, in either cash or in shares of our common stock. Under limited circumstances, the board of directors may also authorize hardship redemption of some or all of a director’s stock units prior to the director’s termination of service.

Messrs Harfenist and Tornberg will retire from the board on May 17, 2007. As of the date of this proxy statement, Mr. Harfenist has elected to receive stock in settlement of his stock unit account upon retirement. Accordingly, he will receive a number of shares of common stock equal to the number of stock units in his stock unit account on the date of his retirement. The settlement of his stock unit account will take place ten days after his retirement. Mr. Tornberg has elected to receive cash in settlement of his stock unit account upon retirement. Each stock unit issued under the Predecessor Plan will be valued using the average of the high and low sales prices of the common stock on the date of distribution, which is ten days after his retirement date. Each stock unit issued under the Directors Plan will be valued at the closing price of the common stock on his retirement date. Messrs. Harfenist and Tornberg may change their elections prior to retirement.

CORPORATE GOVERNANCE

We maintain corporate governance policies and practices that reflect what the board of directors believes are “best practices,” as well as those that we are required to comply with pursuant to the Sarbanes-Oxley Act of 2002 and the rules of the SEC and the NYSE. A copy of our Corporate Governance Guidelines is available upon request to our Secretary, or may be viewed or downloaded from our website at www.czn.com.

Director Independence

The board of directors is required to affirmatively determine that a majority of our directors is independent under the listing standards of the NYSE. The board of directors undertakes an annual review of director independence. As a result of this review, the board of directors affirmatively determined that Messrs. Barnes, Dugan, Harfenist, Kraus, Schrott, Tornberg, Ward and Wick and Ms. Abernathy, Ms. Finard, Ms. Fitt and Ms. Segil are independent under the rules of the NYSE. In determining director independence, the board of directors reviewed not only relationships between the director and our company, but also relationships between our company and the organizations with which the director is affiliated. After considering the relevant facts and circumstances, the board of directors determined that none of these individuals has a material relationship with our company (either directly or as a partner, shareholder, or officer of an organization that has a relationship with our company), other than as a director of our company, and that each of these directors is free from any relationship with our company that would impair the director’s ability to exercise independent judgment. The board determined that the following relationships are not material relationships and therefore does not affect the independence determinations: Mr. Dugan is a Senior Technical Advisor and a member of the Board of Directors of EchoStar Communications Corporation. We made payments to EchoStar under our agreement with EchoStar which accounted for less than 1% of EchoStar’s gross consolidated revenues in each of the last three years. Ms. Finard is Executive Vice President, Global Category Development of Kraft Foods, Inc. We provide telephone and broadband services to affiliates of Kraft Foods for which we received an amount equal to less than 1% of Kraft’s gross consolidated revenues in each of the last three years. Ms. Fitt is a member of the Board of Directors of Ciena Corporation. Over the past three years, we purchased an immaterial amount of communications equipment from an affiliate of Ciena.

Meetings of the Board of Directors

The board of directors held eleven meetings in 2006. Each incumbent director attended at least 75% of the aggregate of these meetings (during the period that he or she served as a director) and the total number of meetings held by all committees of the board on which he or she served. It is our policy that the directors attend the annual meeting of stockholders. Twelve of the 13 directors who were members of the board of directors at the time of last year’s annual meeting of stockholders attended that meeting.

Committees of the Board

The board of directors has four standing committees: Audit, Compensation, Nominating and Corporate Governance, and Retirement Plan.

Audit Committee. The Audit Committee is composed of four independent directors and operates under a written charter adopted by the board of directors. A copy of the charter was attached as Appendix A to our 2006 proxy statement. In addition, a copy of the Audit Committee Charter is available upon request to our Secretary, or may be viewed or downloaded from our website. The Audit Committee currently consists of Mr. Ward, as Chair, Messrs. Barnes and Schrott and Ms. Segil. Each member of the Audit Committee is financially literate, as required by the listing standards of the NYSE. In addition, the board of directors has determined that each of Messrs. Schrott and Ward meets the standard of an “audit committee financial expert” under the rules of the SEC. Mr. Barnes is a member of four public company audit committees, including our Audit Committee. We do not limit the number of audit committees on which our Audit Committee members may serve. As the rules of the NYSE require, our board of directors considered Mr. Barnes’ ability to serve on the Audit Committee and determined that his service on the other audit committees would not impair his ability to effectively serve on our Audit Committee. The Audit Committee met eight times in 2006.

The Audit Committee selects our independent registered public accounting firm. Management is responsible for our internal controls and financial reporting process. The Audit Committee assists the board of directors in undertaking and fulfilling its responsibilities in monitoring (i) our financial reporting process, (ii) the integrity of our consolidated financial statements, (iii) our compliance with legal and regulatory requirements, (iv) the qualifications of our internal auditors and the independence and qualifications of our independent registered public accounting firm, and (v) the performance of our internal audit function and independent registered public accounting firm.

In accordance with the Sarbanes-Oxley Act of 2002 and the rules of the SEC and the NYSE, the Audit Committee pre-approves all auditing and permissible non-auditing services that will be provided by KPMG LLP, our independent registered public accounting firm.

In accordance with the rules of the SEC, the Audit Committee has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls, or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Compensation Committee. The Compensation Committee is composed of five independent directors and operates under a written charter adopted by the board of directors. A copy of the Compensation Committee Charter is available upon request to our Secretary, or may be viewed or downloaded from our website. The Compensation Committee reviews our general compensation strategies; acts as the committee for our incentive compensation plans; and establishes and reviews compensation for the Chief Executive Officer and other executive officers. The Compensation Committee also oversees and approves compensation policy and incentive plan design, costs and administration. The Compensation Committee, which met three times and took action on four other occasions in 2006, currently consists of Mr. Harfenist, as Chair, and Ms. Abernathy, Ms. Finard, Ms. Fitt and Mr. Wick. Mr. Harfenist will retire from the board of directors on May 17, 2007. The board will appoint a new Chair to the Compensation Committee at the board meeting immediately following the annual meeting.

The Compensation Committee’s responsibilities, which are set forth in its charter, include, among other duties, the responsibility to:

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annually review and approve, for the CEO and the other senior executives of the company, (a) the annual base salary level, (b) the annual incentive opportunity level, (c) the long-term incentive compensation opportunity level, (d) employment agreements, severance arrangements, and change in control agreements/provisions, in each case as, when and if appropriate, and (e) any special or supplemental benefits;

•	review periodically and recommend to the board, the compensation of all directors;

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review the company’s incentive compensation plans and equity-based plans and recommend to the board changes in such plans as needed. The Committee has and shall exercise all authority of the board with respect to the administration of such plans; and

•	review and approve all grants of awards, including the award of shares or options to purchase shares, pursuant to our incentive and equity-based compensation plans.

Mrs. Wilderotter makes recommendations with respect to the compensation for the other senior officers to the Compensation Committee for their final review and approval.

The Committee may form, and delegate any of its responsibilities to, a subcommittee so long as such subcommittee is solely comprised of one or more members of the Committee. The Compensation Committee engages compensation consultants from time to time to assist the Committee in assessing the competitiveness of its executive compensation program. For more detailed information on the role of compensation consultants, see “Compensation Discussion and Analysis—Market and Peer Group Reviews” elsewhere in this proxy statement.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is composed of four independent directors and operates under a written charter adopted by the board of directors.

A copy of the Nominating and Corporate Governance Committee Charter is available upon request to our Secretary, or may be viewed or downloaded from our website. One of the committee’s functions is to recommend candidates for election to the board of directors. The Nominating and Corporate Governance Committee intends to use a variety of means of identifying nominees for director, including recommendations from current board members and from stockholders. In determining whether to nominate a candidate, the Nominating and Corporate Governance Committee will consider the current composition and capabilities of serving board members, as well as additional capabilities considered necessary or desirable in light of our existing needs and then assess the need for new or additional members to provide those capabilities. In addition, the Nominating and Corporate Governance Committee takes a leadership role in shaping our corporate governance, including making recommendations on matters relating to the composition of the board of directors and its various committees and our Corporate Governance Guidelines. The Nominating and Corporate Governance Committee, which met four times and took action on one other occasion in 2006, currently consists of Mr. Kraus, as Chair, and Ms. Abernathy, Mr. Schrott and Ms. Segil.

Stockholders may propose director candidates for consideration by the Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for membership to the board of directors and should be directed to our Secretary at the address of our principal executive offices. To nominate an individual for election at an annual stockholder meeting, the stockholder must give timely notice to our Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Secretary not less than 90 days nor more than 120 days before the anniversary date of the immediately prior annual stockholders meeting, unless the annual meeting is moved by more than 25 days before or after the anniversary of the prior year’s annual meeting, in which case the deadline will be not less than 120 days before the first anniversary of our proxy statement in connection with the immediately prior annual meeting. The notice should include a description of the qualifications of the suggested nominee and any information that is required by the regulations of the SEC concerning the suggested nominee and his or her direct or indirect securities holdings or other interests in our company. See “Proposals by Stockholders” for the deadline for nominating persons for election as directors for the 2008 annual meeting.

Each candidate for nomination as a director, including each person recommended by stockholders, is evaluated in accordance with our Corporate Governance Guidelines. In addition, the board of directors has adopted guidelines to be used by the Nominating and Corporate Governance Committee in selecting candidates for membership to the board of directors. These guidelines set forth general criteria for selection that the background and qualifications of the directors, as a group, should be diverse, and a nominee should possess a depth of experience, knowledge and abilities that will enable him or her to assist the other directors in fulfilling the board’s responsibilities to our company and our stockholders.

The guidelines also include the following special criteria for the selection of director nominees:

•	A nominee must have a reputation for integrity, honesty, fairness, responsibility, good judgment and high ethical standards.

•	A nominee should have broad experience at a senior, policy-making level in business, government, education, technology or public interest.

•	A nominee should have the ability to provide insights and practical wisdom based on the nominee’s experience and expertise.

•	A nominee should have an understanding of a basic financial statement.

•	A nominee should comprehend the role of a public company director, particularly the fiduciary obligation owed to our company and our stockholders.

•	A nominee should be committed to understanding our company and its industry and to spend the time necessary to function effectively as a director.

•	A nominee should neither have nor appear to have a conflict of interest that will impair the nominee’s ability to fulfill his or her responsibilities as a director.

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A nominee should be “independent,” as defined by the SEC and the NYSE. To the extent permitted by applicable law and our bylaws, nominees who do not qualify as independent may be nominated when, in the opinion of the Nominating and Corporate Governance Committee, such action is in our best interests.

Decisions regarding the renomination of directors for additional terms on the board of directors are governed by the general and specific criteria described above and by the Nominating and Corporate Governance Committee’s evaluation of the directors’ performance and contribution to the board. In addition, as a general rule, a non-employee director will not be renominated if he or she has served 15 years as a member of the board of directors. The Nominating and Corporate Governance Committee reserves the right to renominate any director regardless of the length of his or her service if, in the judgment of the Nominating and Corporate Governance Committee, such renomination is in our company’s and our stockholders’ best interests.

The information contained in this proxy statement with respect to the Audit Committee Charter, the Compensation Committee Charter, the Nominating and Corporate Governance Committee Charter and the independence of the non-management members of the board of directors shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall the information be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference in a filing.

Retirement Plan Committee. The Retirement Plan Committee oversees our company’s retirement plans, including reviewing the investment strategies and asset performance of the plans, compliance with the plans and the overall quality of the asset managers, plan administrators and communications with employees. The Retirement Plan Committee, which met five times and took action on one other occasion in 2006, currently consists of Ms. Fitt, as Chair, and Messrs. Barnes, Dugan, Singer and Tornberg.

Executive Sessions of the Board of Directors

The non-management directors have regularly scheduled executive sessions in which they meet outside the presence of management. At least one of the executive sessions each year is attended only by independent directors. Myron A. Wick, III has been elected as the Lead Director by our independent directors. Mr. Wick presides at executive sessions of the board.

Communications with the Board of Directors

Any stockholder or interested party who wishes to communicate with the board of directors or any specific director, including the Lead Director, any non-management director, or the non-management directors as a group, may do so by writing to such director or directors at: Citizens Communications Company, Three High Ridge Park, Stamford, Connecticut 06905. This communication will be forwarded to the director or directors to whom it is addressed. This information regarding contacting the board of directors is also posted on our website at www.czn.com.

Code of Business Conduct and Ethics

We have a Code of Business Conduct and Ethics (the “Code of Conduct”) to which all employees, executive officers and directors, which for purposes of the Code of Conduct we collectively refer to as “employees,” are required to adhere in addressing the legal and ethical issues encountered in conducting their work. The Code of Conduct requires that all employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner, and otherwise act with integrity. Employees are required to report any conduct that they believe, in good faith, is an actual or apparent violation of the Code of Conduct and may do so anonymously by using our Ethics Hotline. The Code of Conduct includes specific provisions applicable to our principal executive officer and senior financial officers. These officers are required to certify as to any actual or potential conflicts of interest involving them and our company. We post amendments to or waivers from the provisions applicable to our senior executives on our website. A copy of the Code of Conduct is available upon request to our Secretary, or may be viewed or downloaded from our website.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This section provides information regarding the 2006 compensation program in place for our Chairman, Chief Executive Officer and President (our CEO), our Chief Financial Officer (our CFO) and the three most highly-compensated executive officers other than our CEO and CFO. These are the executive officers named in the Summary Compensation Table presented in this proxy statement (the “named executive officers”). It includes information regarding our executive compensation philosophy, the overall objectives of our compensation program and each element of compensation that we provide.

Executive Compensation Philosophy

The company’s executive compensation philosophy is designed to achieve a number of objectives:

Establish clear alignment between the interests of our executives and those of our stockholders. The executive compensation program is designed to align the interests of our executives with those of our stockholders by rewarding performance based upon key financial metrics - revenue growth, earnings before interest, taxes, depreciation and amortization (EBITDA) and operating free cash flow. These financial metrics are derived from the company’s annual business plan and are discussed in more detail below. Additionally, the executives’ interests are aligned with stockholder interests through the restricted stock awards that can be earned by executives annually.

Reinforce our performance culture. Our compensation program is designed to reward superior performance. We do this by making a majority of our named executive officers’ compensation contingent upon performance, both individually and at the company level. Our compensation philosophy is built on the principle that a smaller portion of total compensation should be base salary and a larger portion of total compensation should be “at risk” and awarded based on performance. The components of executive compensation that are at risk are the annual cash bonus, restricted stock awards and the profit sharing contribution. Annual cash bonuses are paid based upon the achievement of company level target performance measures (both financial and non-financial) and individual performance. Shares of restricted stock are awarded to executives based on the achievement of certain company financial targets and individual performance. Compensation based on the achievement of specified goals reinforces our performance culture, which is one of our corporate priorities. Given the intensely competitive environment in the communications services industry, we believe that it is important that we have a culture that rewards performance with respect to critical goals.

Hire and retain talented executives. In order for us to hire and retain executives with the skills critical to the long-term success of our company, we implemented a compensation program that is competitive with compensation that is paid to executives in comparable companies. We believe that the quality of those we hire and retain at all levels of the organization is a key driver of our performance as a company, both in the short-term and in the long-term. Accordingly, it is critical for us to be able to hire and retain the best executive talent in the marketplace and one of the important tools to do so is to pay competitive total compensation.

Ensure company goals are fully aligned throughout the organization. Each year, we establish goals in three broad categories that we refer to as the “3 Ps” (People, Product and Profit). These goals are established every year to set performance objectives for the upcoming year for all employees, including the named executive officers. In the fourth quarter of 2005, Mary Agnes Wilderotter, our CEO, along with the top 30 company leaders, created the business plan for 2006. The 3Ps for 2006 were derived from the 2006 business plan and both were reviewed and adopted by the Compensation Committee and the non-management directors on our board. Following their approval, the 3Ps were communicated to all employees in the first quarter of 2006 to drive company performance. The named executive officers are accountable for leading the company to achieve the 3P goals each year.

Compensation Program Design

In order to achieve the objectives discussed above, we offer a straightforward executive compensation program that is designed to reward executives for both short term (one year) and long term performance.

There are four primary components of compensation for executives: base salary, annual cash bonus, restricted stock award and profit sharing contribution. Of these, only base salary is fixed while the others are determined with reference to the performance of both the company and the individual executive, measured against specific goals that are determined in advance.

There are many factors which are considered in determining the amount of total compensation and the individual components of that compensation, including the executive’s experience level and scope of responsibility. As the market for talented executives is extremely competitive, we also consider the compensation that is paid to executives in comparable companies, which we refer to as our “peer group.” See “Market and Peer Group Review” below. In general, it is our aim to offer total compensation to our executives that would place them in the 50th to 75th percentile rank for the peer group, with base salary generally falling at the lower end of this range and incentive compensation at the upper end of the range. By targeting the 50th to 75th percentile of our peer group for total compensation, we believe we can be successful in hiring and retaining talented executives. In addition to the value executives receive upon an award of restricted stock based on the market value of the stock itself, executives also receives long-term value from the dividends we pay on the stock and from any increases in the market value of the stock over time. If certain profit goals are achieved, executives also receive a profit sharing contribution to their 401(k) accounts in the exact same manner as all participating non-union employees.

The Role of the Compensation Committee

As described in the Compensation Committee’s charter, the Compensation Committee is responsible for overseeing and approving the company’s overall executive compensation philosophy and compensation programs, as well as determining and approving the compensation for our CEO and other key senior executives. At the beginning of each year, the Compensation Committee reviews and approves the performance goals for the CEO and approves the targets for each of the executive compensation plan elements that apply to the named executive officers for the upcoming year. In the Compensation Committee meeting held in February of each year, the Compensation Committee assesses the CEO’s performance to determine any merit increase for the CEO, the payout for the CEO’s incentive bonus for the previous year, as well as the CEO’s restricted stock award amount. The non-management directors then review the Compensation Committee’s determinations for approval.

The Compensation Committee follows a similar review process for the other named executive officers. After review, the Compensation Committee then approves the compensation for the other named executive officers.

The Compensation Committee reviews on a periodic basis the company’s management compensation programs, including any management incentive compensation plans, to determine whether they are appropriate, properly coordinated and achieve their intended purposes(s), and recommend to the board any modifications or new plans or programs.

Elements of the Executive Compensation Program

The following describes each element of our executive compensation program and post-employment terms, the rationale for each and how awards are determined.

Cash Compensation

Base Salary. Base salary is established at approximately the median salary level for comparable executives within our peer group. We believe a salary scale set at the median level is sufficient to attract and retain talented executives. Executives are eligible for increases to their base salary based on individual performance. We conduct an annual merit review process, generally held in February of each year, where the executive’s performance in the prior year is reviewed against his or her individual and company performance goals. The budget for merit increases is set at the average for that year using national compensation survey data. Executives may also receive an increase to their base salary if they are promoted, if they are given increased responsibility or if an executive’s base salary is determined to be below the 50th percentile of our peer group. The Compensation Committee reviews and approves all changes to the base salary of Mrs. Wilderotter, which is then subsequently reviewed and approved by the non-management directors on the board. Mrs. Wilderotter recommends changes in the base salary for the named executive officers to the Compensation Committee for their final review and approval.

Annual Bonus Plan (Citizens Incentive Plan). The named executive officers participate in the same bonus plan as do all of our company’s non-union employees. This component of executive compensation is designed to incent and reward executives for achieving predetermined and measurable performance goals. Target performance bonuses are established at the beginning of each year and are set as a percentage of the named executive officer’s base salary. Target bonuses range from 85% to 100% of the executive’s base salary. The performance bonus target percentage for Mrs. Wilderotter is 100% in accordance with her employment agreement with us. See “Employment Arrangements; Potential Payments upon Termination or Change-in-Control” below.

The performance goals for the Citizens Incentive Plan are specified in our 3P (People, Product and Profit) goals. Each of the named executives has his or her own specific goals which are consistent with our overall goals. These goals are “stretch” goals that are designed to incent our executives to drive high performance and achieve the company’s quantitative and qualitative objectives. As a result, we believe the goals will be difficult to reach but attainable with significant effort. Bonuses may be paid upon partial or full achievement of company-wide and individual measures. The bonus plan provides for a payout range of 0 – 120% of each participant’s bonus target. The performance against the company-wide 3P goals establishes the bonus pool level. The actual payout for a participant is determined within the 0 – 120% range based on his or her individual performance. The Compensation Committee recommends and approves the actual bonus payout for Mrs. Wilderotter that is subject to the same range, and is then subsequently reviewed and approved by the non-management directors on the board. Mrs. Wilderotter recommends actual bonus payouts for the other named executive officers to the Compensation Committee for their final review and approval.

For 2006, the Profit goals were weighted at 50% of the total goals and included targets for revenue, EBITDA and operating free cash flow and certain customer retention targets. For 2006, the People goals were weighted at 25% and consisted of targets for initiatives to hire and retain talented people and reinforce our performance culture. For 2006, the Product goals were weighted at 25% and consisted of sales targets for High Speed Broadband and Frontier product packages. Product goals also included targets for reducing customer trouble calls, implementing critical technology and automation upgrades, and launching specific new products.

For 2007, the Profit goals include targets for revenue, EBITDA and operating free cash flow and certain customer retention targets. The Product goals include the implementation of critical operational plans and achieving sales targets for High Speed Broadband, Frontier product packages and wireless products. The Profit and Product goals are weighted at 85%. The People goals are part of the executive’s individual leadership component which is weighted at 15%. The bonus pool for 2007 will be established based on the company’s performance on the 3P goals. For 2007, the target bonus for the named executive officers will be 100% of their respective base salary.

Profit Sharing Plan. Consistent with our pay-for-performance philosophy, we provide eligible employees with a supplemental profit sharing match to the employees’ 401(k) account when the company exceeds its annual EBITDA objective. For each 1% above the company’s EBITDA goal, we make a matching contribution to the 401(k) accounts in our plan for employees of 0.5% of eligible base salary up to a maximum contribution of 3%. The eligible base salary is capped at the annual compensation limit in Section 401(a)(17) of the Internal Revenue Code, as adjusted for increases in the cost of living in accordance with the Code. The maximum eligible base salary for 2006 is $220,000. Executives participate in the same profit sharing plan and on the same basis as do all of our non-union, full-time employees. In order to receive the profit sharing award, the executive must contribute a minimum of 1% of his or her base salary in our 401(k) plan. We created the profit sharing plan in 2003, the year we froze the Citizens Pension Plan for all eligible non-union employees. The profit sharing plan was implemented to reinforce our performance culture with another element of performance-based compensation.

Perquisites and Other Benefits. We provide perquisites to our executive officers in limited situations where we believe it is appropriate to assist the executives in the performance of their duties, to make our executives more efficient and effective and for recruitment and retention purposes. Perquisites provided to named executive officers during 2006 included reimbursement of relocation expenses and housing allowances in connection with relocation. We believe that providing relocation expenses and housing allowances is necessary to hire and retain talented executives critical to our long term success. The company also provided reimbursement of travel expenses for spouses of the named executive officers who attended a company recognition function. We believe that the participation of spouses at this event contributed to the effectiveness of the company function. The company also provided tax gross-up payments on these perquisites because we believe that the executive should not be responsible for the taxes on company-related expenses.

In addition, we provide other benefits to our named executive officers on the same basis as all of our non-union, full-time employees. These benefits include medical, dental and vision insurance, basic life and disability insurance and matching contributions to our 401(k) plan for employees who participate in the plan.

Equity Compensation

Restricted Stock Awards. This component of executive compensation is designed to achieve three primary objectives: (1) to incent and reward the executives for long term company performance based on the value of the company stock, (2) to enable us to hire and retain talented executives and (3) to align the interests of our executives with those of our stockholders. Restricted stock awards are not widely distributed in the organization, only the CEO, the other named executive officers, Senior Vice Presidents, Vice Presidents and 30% of Directors, State Regional Vice Presidents and Assistant Vice Presidents are eligible. Restricted stock awards for all officers with the title of Vice President and above in the company are targeted at the 75th percentile of the peer group for long term compensation. The restricted stock plan has a minimum financial performance “gate” in order for any restricted stock grants to be awarded. We must achieve a minimum of 90% of all three of the established financial goals for revenue, EBITDA and operating free cash flow for the business plan year before any restricted stock awards will be granted for that year, except with respect to Mrs. Wilderotter, as discussed below. The amount of restricted stock that is awarded to each executive is based on his or her position level and individual performance. All restricted stock awards for named executive officers vest in 25% increments over four years, except for Mrs. Wilderotter whose stock awards vest in 20% increments over five years, per the terms of her employment agreement. In February 2006, the Compensation Committee approved the 2006 restricted stock award program as described above. In February 2007, the Compensation Committee approved restricted stock awards for the named executive officers as set forth below under “2006 Named Executive Officer Compensation.” In March 2007, the Compensation Committee determined to accelerate the vesting of Mrs. Wilderotter’s February 2007 grant in accordance with the vesting schedule for all the other named executive officers, which is 25% per year. The Compensation Committee approved the 2007 restricted stock award program with the same design and performance criteria as was in place for 2006.

Dividends are paid on shares of vested and unvested restricted stock at the same rate and the same time that we pay dividends on shares of our common stock. We pay dividends on unvested restricted stock in order to reward executives for the performance of the company on the same basis as stockholders and thereby more closely aligning the interests of our executives with those of our stockholders.

Mrs. Wilderotter’s employment agreement provides that she will receive an annual restricted stock award valued at between $1,000,000 and $2,000,000, as determined by the Compensation Committee. The Compensation Committee has discretion to increase Mrs. Wilderotter’s annual restricted stock award in excess of her employment agreement terms. We believe that Mrs. Wilderotter’s restricted stock award terms put a greater percentage of her compensation at risk and provide additional incentive for Mrs. Wilderotter to drive company performance. The Compensation Committee determines the restricted stock award for Mrs. Wilderotter based on the company’s performance and her individual performance and recommends the award to the non-management directors on the board for final approval. Mrs. Wilderotter recommends the restricted stock awards for the other executives, including the other named executive officers, to the Compensation Committee for their final review and approval.

The Compensation Committee follows a practice of making all restricted stock awards to our executive officers on a single date each year, with the exception of awards to eligible new hires, which are awarded on the date of hire. The Compensation Committee makes grants at its meeting in February to facilitate the Committee rewarding prior year performance of the company to the individual recipients.

Stock Options. We do not currently make stock option awards to executive officers and have not done so since 2002. Given the historical price range of our common stock, the stock’s volatility characteristics and our common stock dividend, we believe a selective restricted stock grant is more valuable than an option grant and, therefore, a stronger hiring and retention tool. Further, restricted stock awards result in the issuance of fewer shares.

Post-Employment Compensation

Citizens Pension Plan. This defined benefit pension plan was frozen for all non-union participants in 2003 or earlier depending on the participant’s employment history. The plan was frozen both with respect to participation and benefit accruals. John Casey, Executive Vice President, and Daniel McCarthy, Executive Vice President and Chief Operating Officer, are the only named executive officers who have vested benefits under the Citizens Pension Plan, as all other named executive officers joined the company after the plan was frozen.

Termination of Employment and Change-in-Control Arrangements. In order to attract talented executives, we provide post-employment benefits to our named executive officers, depending on the benefits negotiated with the individual executives upon him or her joining the company. These benefits for the named executive officers who have such benefits are described under “Employment Arrangements; Potential Payments upon Termination or Change-in-Control” below.

Other Benefits. We currently offer to retired members of the board of directors the opportunity to continue their medical, dental and vision coverage from us for themselves and their spouses, with the retired board member paying 100% of the cost. As a member of the board of directors, Mrs. Wilderotter will be eligible to continue her medical, dental and vision coverage if she so elects by paying 100% of the cost of such coverage when she retires from the board, if such coverage is available at that time. No other named executive officer is on the board and thus not eligible for this benefit. We do not currently offer post-retirement healthcare benefits to any non-union employees who retire from the company.

Market and Peer Group Reviews

In order to assess the competitiveness of the executive compensation levels, the Compensation Committee engaged Watson Wyatt & Company to conduct a comprehensive study in December 2005 for our senior executives. The study was conducted comparing our top five executives to the top five executives as reported in the proxy statements of our peer group. In addition an analysis of the results from three published surveys was also included:

•	2005 Mercer Executive Compensation Survey

•	2005 Proprietary Executive Compensation Survey

•	2005 Watson Wyatt Top Management Compensation Survey

For the proxy study, all elements of our named executive officers’ total compensation were compared to the total compensation of the executive officers named in the Summary Compensation Tables of the 2005 proxy statements of ten peer companies. The ten peer companies in our peer group were:

• Alltel Corp	• Global Crossing Ltd.
• Cablevision System Corp.	• IDT Corp.
• Centurytel Inc.	• Level 3 Communications Inc.
• Charter Communications Inc.	• Telephone & Data Systems Inc.
• Cincinnati Bell Inc.	• XO Communications Inc.

To determine the best job match for the published surveys, revenues for companies of approximately $2 billion were used and both the telecommunications and general industry (as defined by the survey publishers) comparisons were used. The market analysis included examining where each officer compared to the results in each of the four studies referenced above for base salary, total cash compensation, long term incentives and total direct compensation. The results of this survey were then considered by the Compensation Committee in determining Mrs. Wilderotter’s compensation for 2006 and by Mrs. Wilderotter in making compensation recommendations for the senior officers for 2006 to the Compensation Committee.

In September 2006, the Compensation Committee commissioned an additional study with Frederic W. Cook & Co. Inc. to review the CEO’s compensation and focus on compensation designed to drive long term performance and retention. The Compensation Committee approved the peer group which was modified slightly based on market changes and comprised of the following ten companies:

• Centurytel Inc.	• Liberty Global Inc.
• Cincinnati Bell Inc.	• Time Warner Telecom Inc.
• Embarq Corp.	• Telephone & Data Systems Inc.
• IDT Corp.	• Vonage Holdings Corp.
• Level 3 Communications Inc.	• XO Communications Inc.

An analysis of peer group proxy statements was conducted comparing Mrs.Wilderotter’s compensation to the compensation of the chief executive at each of the peer companies. The analysis included the following elements of pay: base salary, actual bonus amounts paid, total annual compensation (the sum of salary and annual incentive bonus), long term incentives (LTI) broken down into stock options, other restricted stock and performance shares and other special retention grants. As a part of this study, the Compensation Committee reviewed a tally sheet of Mrs. Wilderotter’s restricted stock awards and reviewed a summary of her current compensation package. The Compensation Committee discussed the results of this study in October 2006 and reviewed them with the non-management directors. This analysis was used to determine Mrs. Wilderotter’s 2006 bonus and restricted stock awards and 2007 compensation targets.

2006 Named Executive Officer Compensation

On February 22, 2007, the Compensation Committee met to evaluate the performance of the named executive officers, including our CEO, and to make determinations on merit increases, incentive bonus payouts for 2006 and restricted stock awards. For Mrs. Wilderotter, the Committee reviewed our financial performance, our performance on all the 3P goals and her performance against her specific 2006 goals. Based on this review and the factors discussed above under “Elements of the Executive Compensation Program,” the Committee made a recommendation to the non-management directors on the board to grant to Mrs. Wilderotter a merit increase to her base salary, a 2006 incentive bonus payout and a restricted stock award as set forth below. The non-management directors reviewed the Compensation Committee’s recommendation and approved the awards for Mrs. Wilderotter. For the other named executive officers, the Compensation Committee reviewed Mrs. Wilderotter’s performance assessments, which were based on the same factors described above, and her recommendations with respect to merit increases, incentive bonus payouts and restricted stock awards. The Committee then discussed their assessments of each named executive officer and approved the following base salaries for 2007, bonus payouts and restricted stock awards. Jerry Elliot, our former Chief Financial Officer who resigned from his position in May 2006, was not included in these award determinations.

Name	2007 Base Salary (1)	2006 Incentive Bonus Payout		2007 Restricted Stock Award (# of shares)
Mrs. Wilderotter	$900,000	$825,000		160,000
Mr. Shassian	$438,000	$350,000	(2)	40,000
Mr. Casey	$415,000	$410,000		35,000
Mr. McCarthy	$290,000	$238,000		35,000
Mr. Hayes	$292,000	$240,763		35,000

(1)	Includes merit increases for each of the named executives officers effective March 1, 2007.

(2)	Mr. Shassian’s bonus for 2006 was prorated based on his April 2006 start date.

Internal Revenue Code Section 162(m) Policy

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to the chief executive officer or any of the four most highly compensated executive officers (other than the chief executive officer). Section 162(m) provides that qualifying performance-based compensation will not be subject to the tax deduction limit if certain requirements are met. The Compensation Committee believes it is important to maximize the corporate tax deduction, thereby minimizing our tax liabilities. Accordingly, the Compensation Committee has designed the 2008 Citizens Incentive Plan and amended the 2000 Equity Incentive Plan to make compensation awarded under these plans deductible under Section 162(m). Subject to stockholder approval at the meeting, these plans will go into effect with respect to 2008 compensation, which is payable in 2009. Amounts that are guaranteed under our existing employment agreements with the named executive officers are not deductible under Section 162(m) as such amounts are not subject to performance-based criteria. We may award amounts in the future that are not deductible under Section 162(m) if the Compensation Committee determines that it is in the best interests of the company and our stockholders to do so.

Summary Compensation Table

The following table sets forth, for services rendered to us and our subsidiaries for the fiscal year ended December 31, 2006, the compensation awarded to, earned by, or paid to our Chief Executive Officer, our Chief Financial Officer and each of our other three most highly compensated current executive officers in 2006.

Name and Principal Position(s)	Year	Salary	Bonus	Stock Awards (1)	Option Awards (2)	Non-Equity Incentive Plan Compensation (3)	All Other Compensation (4)	Total
Mary Agnes Wilderotter Chairman of the Board of Directors, President and Chief Executive Officer	2006	$737,500	—	$779,250	—	$825,000	$291,933	$2,633,683

Donald R. Shassian Chief Financial Officer (5)	2006	$301,042	$25,000	$125,156	—	$350,000	$40,248	$841,446

John H. Casey, III Executive Vice President	2006	$407,500	—	$1,270,504	$8,922	$410,000	$180,949	$2,277,875

Daniel J. McCarthy Executive Vice President and Chief Operating Officer	2006	$276,250	—	$490,770	$14,987	$238,000	$83,913	$1,103,920

Peter B. Hayes Executive Vice President Sales, Marketing Business Development	2006	$281,128	—	$318,550	—	$240,763	$136,324	$976,765

Jerry Elliott Former President And Former Acting Chief Financial Officer (6)	2006	$189,459	—	$250,642	$7,393	—	$87,625	$535,119

(1)	The amounts shown in this column represent the dollar amount recognized by us for restricted stock awards for financial statement reporting purposes with respect to 2006 in accordance with FAS 123R. As such, it may include amounts related to awards granted in and prior to 2006. For a discussion of valuation assumptions, see Note 17 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2006. For additional details regarding these restricted stock awards, see the Grants of Plan-Based Awards Table below and the accompanying narrative.

(2)	The amounts shown in this column represent the dollar amount recognized by us for stock option awards for financial reporting purposes with respect to 2006 in accordance with FAS 123R. No stock options were awarded in 2006. As such, these amounts relate to awards granted prior to 2006. For a discussion of valuation assumptions, see Note 17 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2006.

(3)	The amounts shown in this column represent awards made under the Citizens Incentive Plan for 2006, but were paid in 2007.

(4)	Disclosure of perquisites and other personal benefits is omitted for a named executive officer if they aggregate less than $10,000 in the fiscal year. Perquisites and other personal benefits that are included in this column consist of the following. Amounts are shown below if a perquisite or other personal benefit is equal to or more than the greater of $25,000 or 10% of the applicable executive’s total amount of perquisites and personal benefits:

•	Mrs. Wilderotter: $11,446 for relocation expenses.
•	Mr. Hayes: $43,612 for relocation expenses. Also includes reimbursement of travel expenses for Mr. Hayes’ wife to a company recognition event.

The amounts in this column also include tax gross-up payments as follows:

• Mrs. Wilderotter:	$5,873
• Mr. Hayes:	$20,730
• Mr. McCarthy:	$684

The amounts in this column also include dividends paid on restricted stock for each of the named executive officers as follows:

• Mrs. Wilderotter:	$272,500
• Mr. Shassian:	$37,500
• Mr. Casey:	$173,665
• Mr. McCarthy:	$77,239
• Mr. Hayes:	$65,334
• Mr. Elliott:	$87,625

(5)	Mr. Shassian joined our company as Chief Financial Officer effective April 17, 2006. In accordance with his letter agreement with us, he received a sign-on bonus of $25,000 and a grant of 50,000 shares of restricted stock on that date. See “Employment Arrangements; Potential Payments Upon Termination or Change-in-Control—Donald R. Shassian.”

(6)	Mr. Elliott resigned as Acting Chief Financial Officer, effective April 17, 2006, and as President, effective May 10, 2006.

Grant of Plan-Based Awards

The following table sets forth information concerning cash awards under our non-equity incentive compensation plan (the Citizens Incentive Plan) for 2006 and grants of restricted stock made during 2006 to the named executive officers.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards
Name	Grant Date	Threshold	Target	Maximum	All Other Stock Awards: Number of Shares of Stock	Grant Date Fair Value of Stock Awards
		($)	($)	($)	(#)	($)
Mary Agnes Wilderotter	—	$0	$750,000	$900,000	—	—
	February 22, 2006	—	—	—	160,000	$2,059,200
Donald R. Shassian (1)	—	$0	$318,750	$382,500	—	—
	April 17, 2006	—	—	—	50,000	$666,000
John H. Casey, III	—	$0	$410,000	$492,000	—	—
	February 22, 2006	—	—	—	40,000	$514,800
Daniel J. McCarthy	—	$0	$238,000	$285,600	—	—
	February 22, 2006	—	—	—	30,000	$386,100
Peter B. Hayes	—	$0	$240,763	$288,916	—	—
	February 22, 2006	—	—	—	32,000	$411,840
Jerry Elliott (2)	—	—	—	—	—	—
	February 22, 2006	—	—	—	75,000	$965,250

(1)	Upon Mr. Shassian’s appointment as Chief Financial Officer on April 17, 2006, he received a sign-on grant of 50,000 shares of restricted stock. See “Employment Arrangements; Potential Payments Upon Termination or Change-in-Control—Donald R. Shassian.”

(2)	Upon Mr. Elliott’s resignation as President, effective May 10, 2006, all shares of unvested restricted stock held by him, including the restricted stock reported in this table, were cancelled. In addition, as a result of Mr. Elliott’s resignation, he was not entitled to any cash incentive award for 2006.

Awards under the Citizens Incentive Plan for 2006 shown under the Estimated Future Payouts Under Non-Equity Incentive Plan Awards columns were paid in February 2007 based on performance metrics set for 2006 and achievement of individual goals, as described above under “Compensation Discussion and Analysis.” Target awards under the Citizens Incentive Plan are set as a percentage of base salary. Targets for 2006 were set at 100% of base salary for each of Mrs. Wilderotter, Mr. Shassian and Mr. Casey and at 85% of base salary for each of Mr. McCarthy and Mr. Hayes. Payouts can range from 0% to 120% of the target. The actual amounts of these awards for 2006 for the named executive officers are reported above in the Summary Compensation Table in the column entitled “Non-Equity Incentive Plan Compensation.”

The stock awards referred to in the above table are grants of restricted stock. For the named executive officers other than Mrs. Wilderotter, the grants vest in four equal annual installments commencing one year after the grant date. For Ms. Wilderotter, the grant vests in five equal annual installments commencing one year after the grant date in accordance with her employment agreement.

All such grants of restricted stock were made under our Amended and Restated 2000 Equity Incentive Plan in 2006. Each of the named executive officers is entitled to receive dividends on shares of restricted stock at the same rate and at the same time we pay dividends on shares of our common stock. The common stock dividend rate for 2006 was $1.00 per share, paid quarterly. Amounts shown in the Grant Date Fair Value of Stock Award column do not include dividends. Such dividends are included in the Summary Compensation Table under the “All Other Compensation” column. No above-market or preferential dividends were paid with respect to any restricted shares.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding outstanding shares of restricted stock held by the named executive officers at year-end. None of the named executive officers held any options to purchase common stock at year-end. To the extent applicable, the information in the table reflects adjustments for stock splits and stock dividends paid subsequent to the date of grant. The market value of shares of common stock reflected in the table is based upon the closing price of the common stock on December 29, 2006, which was $14.37 per share.

Name	Number of Shares of Stock That Have Not Vested (1)	Market Value of Shares of Stock That Have Not Vested
	(#)	($)
Mary Agnes Wilderotter	250,000	$3,592,500
Donald R. Shassian	50,000	$718,500
John H. Casey, III	144,499	$2,076,451
Daniel J. McCarthy	69,541	$999,304
Peter B. Hayes	65,334	$938,850
Jerry Elliott	—	—

(1)	The shares of restricted stock held by the named executive officers as of December 31, 2006 vest as follows:

•

Mrs. Wilderotter: 90,000 restricted shares vest in three equal annual installments commencing November 1, 2007; and 160,000 restricted shares vest in five equal annual installments commencing February 22, 2007.

•	Mr. Shassian: 50,000 restricted shares vest in four equal annual installments commencing April 17, 2007.

•

Mr. Casey: 12,833 restricted shares vested on February 19, 2007; 58,333 restricted shares vested on March 11, 2007; 33,333 restricted shares vest in two equal annual installments commencing March 15, 2007; and 40,000 restricted shares vest in four equal annual installments commencing February 22, 2007.

•

Mr. McCarthy: 5,500 restricted shares vested on February 19, 2007; 21,666 restricted shares vested on March 11, 2007; 12,375 restricted shares vest in three equal annual installments commencing March 15, 2007; and 30,000 restricted shares vest in four equal annual installments commencing February 22, 2007.

•	Mr. Hayes: 33,334 restricted shares vest in two equal annual installments commencing February 1, 2007; and 32,000 restricted shares vest in four equal annual installments commencing February 22, 2007.

Option Exercises and Stock Vested

The following table sets forth information regarding stock options exercised by, and the shares of restricted stock that vested for, each of the named executive officers in 2006. The value of shares acquired upon exercise of stock options is based on the difference between the closing price of the shares on the exercise date and the exercise price. The value of restricted stock realized upon vesting is based on the closing price of the shares on the vesting date.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
	(#)	($)	(#)	($)
Mary Agnes Wilderotter	—	—	30,000	$442,200
Donald R. Shassian	—	—	—	—
John H. Casey, III	8,722	$38,987	129,499	$1,734,796
Daniel J. McCarthy	14,538	$81,849	36,292	$490,174
Peter B. Hayes	—	—	16,666	$204,159
Jerry Elliott	11,630	$63,849	127,833	$1,731,567

Pension Benefits

Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit	Payments During Last Fiscal Year
		(#)	($)	($)
Mary Agnes Wilderotter	—	—	—	—
Donald R. Shassian	—	—	—	—
John H. Casey, III	Citizens Pension Plan	2.3	$32,973	—
Daniel J. McCarthy	Citizens Pension Plan	11.0	$65,569	—
Peter B. Hayes	—	—	—	—
Jerry Elliott	—	—	—	—

We have a noncontributory, qualified retirement plan, the Citizens Pension Plan, covering a majority of our employees, that provides benefits that, in most cases, are based on formulas related to base salary and years of service. The plan has been amended to provide that, effective February 1, 2003, no further benefits will be accrued under the plan by most non-union participants (including all executive officers). Messrs. Casey and McCarthy are the only named executive officers who have vested benefits under the plan, which is referred to as “frozen.” The estimated annual pension benefits (assumed to be paid in the normal form of an annuity) for Messrs. Casey and McCarthy are $7,210 and $22,641 respectively. These amounts are calculated under the plan based on their respective 2.3 and 11 years of service credit at the time the plan was frozen and the compensation limits established in accordance with federal tax law in the computation of retirement benefits under qualified plans. Benefits are not subject to reduction for Social Security payments or other offset amounts. For a discussion of valuation assumptions, see Note 24 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2006.

Employment Arrangements; Potential Payments Upon Termination or Change-in-Control

Mary Agnes Wilderotter

We entered into an employment agreement with Mary Agnes Wilderotter, dated as of November 1, 2004, pursuant to which Mrs. Wilderotter was appointed President and Chief Executive Officer. In December 2005, Mrs. Wilderotter was appointed Chairman of the board of directors and Chief Executive Officer. Under the terms of Mrs. Wilderotter’s employment agreement, her initial annual base salary was $700,000, which can be and has been increased from time to time by the Compensation Committee. The employment agreement has an initial term of five years, which expires in November of 2009. The agreement automatically renews at the end of the initial or any renewal term for an additional one-year term, unless either party provides prior notice of non-renewal. Mrs. Wilderotter is also entitled to a target bonus amount equal to 100% of her base salary. Upon commencement of her employment, Mrs. Wilderotter received a grant of 150,000 restricted shares of common stock. With respect to each fiscal year during the employment term after 2004, Mrs. Wilderotter will receive a grant of restricted shares of common stock with an aggregate value on the date of each grant equal to between $1,000,000 and $2,000,000, as determined by the Compensation Committee. The agreement provides that these restricted stock grants each vest ratably over five years. In March 2007, the Compensation Committee determined to accelerate the vesting schedule for the grant of 160,000 shares of restricted stock made to Mrs. Wilderotter in February 2007 so as to vest in four equal installments commencing one year after the grant date, in accordance with the vesting schedule for all other named executive officers. Under the terms of the employment agreement, Mrs. Wilderotter was reimbursed for the cost of relocation.

If Mrs. Wilderotter’s employment is terminated without “cause” or by Mrs. Wilderotter with “good reason” (each as defined in the employment agreement), or we do not renew her employment agreement at the end of a term, we would be required to pay Mrs. Wilderotter an amount equal to her base salary and a pro-rated portion of her target bonus through the date of termination, plus the greater of three times the sum of her base salary and target bonus (payable in equal installments over 36 months) or base salary and target bonus due for the remainder of the term, and all of her restricted shares will vest. Mrs. Wilderotter is also entitled to receive continued medical, dental and life insurance and other health benefits until the end of the severance period or the date on which Mrs. Wilderotter becomes eligible to receive comparable benefits from any subsequent employer, whichever is earlier. As a director, Mrs. Wilderotter may continue to participate in these plans following the severance period at her cost.

If Mrs. Wilderotter’s employment is terminated due to her death or in connection with a disability, she or her estate will be entitled to payment of base salary for six months following the termination and a pro-rated portion of the target bonus, and all restricted shares will vest. Mrs. Wilderotter is also entitled to receive reimbursement for any unreimbursed business expenses, any accrued but unpaid vacation, pension, profit sharing, medical, dental and life insurance and other employee benefit plans to which Mrs. Wilderotter is entitled upon termination of her employment for a period of two years at our cost.

In the event of a constructive termination following a “change in control” (as defined in the employment agreement), Mrs. Wilderotter will be entitled to the amounts she would receive in connection with a termination by us without cause or by her with good reason, potentially subject to reduction if such amounts would be subject to excise taxes under Section 4999 of the Internal Revenue Code of 1986. If the amount payable by us, less such excise taxes payable by Mrs. Wilderotter, exceeds by at least 125% the amount payable without causing the loss of deduction to us under Section 280G of the Internal Revenue Code, Mrs. Wilderotter will be entitled to additional amounts to make her whole for such excise taxes. If the amounts payable by us, less such excise taxes payable by Mrs. Wilderotter, are less than 125% of the amount payable without causing the loss of deduction to us and the imposition of excise taxes to Mrs. Wilderotter under Sections 280G and 4999 of the Internal Revenue Code, the amount payable by us will be reduced to the extent necessary such that we will not lose our deduction under Section 280G of the Internal Revenue Code and such that Mrs. Wilderotter will not be subject to excise taxes.

The following table sets forth the amounts Mrs. Wilderotter would have been entitled to from us under the various provisions of her employment agreement had her employment been terminated as of December 31, 2006.

Termination Event	Base Salary (1)	Bonus (1)	Value of Accelerated Restricted Stock (2)	Benefits (3)	Total
Without cause, for good reason or non-renewal of agreement	$2,250,000	$2,250,000	$3,592,500	$44,049	$8,136,549
Death	$375,000	$375,000	$3,592,500	$20,025	$4,367,385
Disability	$375,000	$375,000	$3,592,500	$29,324	$4,371,824
Change-in-control	$2,250,000	$2,250,000	$3,592,500	$662,049	$8,754,549
With cause or without good reason	—	—	—	—	—

(1)	Payable in equal installments over 36 months.

(2)	Dollar value of 250,000 shares of restricted stock held by Mrs. Wilderotter on December 31, 2006 based on the closing sales price of $14.37 per share of our common stock on December 29, 2006.

(3)	Value of continued medical, dental, vision and life insurance benefits for Mrs. Wilderotter, her spouse and eligible child, as applicable, under the terms of her employment agreement as described above. For change-in-control, also includes a tax gross-up for excise taxes on post-termination payments.

Donald R. Shassian

We entered into a letter agreement with Donald R. Shassian, dated March 7, 2006, pursuant to which Mr. Shassian was appointed Chief Financial Officer. Under the terms of Mr. Shassian’s letter agreement, he earns an annual base salary of $425,000. The letter agreement provides for a target annual incentive bonus of 100% of his base salary. In addition, Mr. Shassian received two sign-on bonuses: $25,000 payable 30 days after his start date and $50,000 payable on the first anniversary of his start date. Mr. Shassian also received a sign-on grant of 50,000 shares of restricted stock that vests ratably over four years. Additionally, with respect to each fiscal year during his employment term commencing with 2007, Mr. Shassian is eligible to receive a grant of restricted shares of common stock in an amount to be determined by the Compensation Committee. In the event his position is eliminated, his responsibilities materially change or his title, base salary or annual incentive target change for any reason other than cause during the first year following a change in control of the company, Mr. Shassian will be entitled to two years of base salary and target bonus.

The following table sets forth the amounts Mr. Shassian would have been entitled to from us under his letter agreement had his employment been terminated as of December 31, 2006 following a change in control. Mr. Shassian would not be entitled to any severance amounts upon termination for any other reason.

Termination Event	Base Salary (1)	Bonus (1)	Total
Change in control	$850,000	$850,000	$1,700,000

(1)	Payable in a lump sum upon termination.

John H. Casey, III

We entered into an employment agreement with John H. Casey, III, dated as of February 15, 2005. Mr. Casey has been employed by us since 1999 and currently serves as an Executive Vice President. Under the terms of Mr. Casey’s employment agreement, his initial annual base salary was $400,000, which can be and has been increased from time to time by the Chief Executive Officer and the board of directors. The employment agreement has an initial term of five years, which expires in February of 2010. The agreement automatically renews at the end of the initial or any renewal term for an additional one-year term, unless either party provides prior notice of non-renewal. Mr. Casey is entitled to a target bonus amount equal to 100% of his base salary. Additionally, with respect to each fiscal year during his employment term, Mr. Casey is eligible to receive a grant of restricted shares of common stock in an amount to be determined by the Compensation Committee. Restricted stock grants in 2005 will vest ratably over three years; all grants following 2005 will vest ratably over four years.

If Mr. Casey’s employment is terminated without “cause” or if he resigns his employment for “good reason” (each as defined in the employment agreement), or we do not renew his employment agreement at the end of a term, we would be required to pay Mr. Casey an amount equal to one year of the then current base salary and the target bonus, both payable on the date of termination, and all restricted shares of common stock will vest. Mr. Casey is also entitled to receive continued medical, dental, and life insurance and other health benefits for one year from the date of termination or the date on which Mr. Casey becomes eligible to receive comparable benefits from any subsequent employer, whichever is earlier.

If Mr. Casey’s employment is terminated due to his death or in connection with a disability, he or his estate will be entitled to payment of base salary for six months following the termination and a pro-rated portion of the target bonus, and all restricted shares will vest. Mr. Casey is also entitled to receive reimbursement for any unreimbursed business expenses, any accrued but unpaid vacation, pension, profit sharing, medical, dental and life insurance and other employee benefit plans to which Mr. Casey is entitled upon termination of his employment for a period of two years at our cost.

In the event of a constructive termination as a result of a “change in control” (as defined in the employment agreement), Mr. Casey will be entitled to the amounts he would receive in connection with a termination by us without cause or by him with good reason, potentially subject to reduction if such amounts would be subject to excise taxes under Section 4999 of the Internal Revenue Code of 1986.

The following table sets forth the amounts Mr. Casey would have been entitled to from us under the various provisions of his employment agreement had his employment been terminated as of December 31, 2006.

Termination Event	Base Salary (1)	Bonus (1)	Value of Accelerated Restricted Stock (2)	Benefits (3)	Total
Without cause, for good reason or non-renewal of agreement	$410,000	$410,000	$2,076,451	$16,926	$2,913,377
Death	$205,000	$205,000	$2,076,451	$27,747	$2,514,198
Disability	$205,000	$205,000	$2,076,451	$33,852	$2,520,303
Change-in-control	$410,000	$410,000	$2,076,451	$16,926	$2,913,377
With cause or without good reason	—	—	—	—	—

(1)	Payable in a lump sum upon termination.

(2)	Dollar value of 144,499 shares of restricted stock held by Mr. Casey on December 31, 2006 based on the closing sales price of $14.37 per share of our common stock on December 29, 2006.

(3)	Value of continued medical, dental and life insurance benefits for Mr. Casey, his spouse and children, as applicable, in accordance with Mr. Casey’s employment agreement as described above.

Peter B. Hayes

We entered into a letter agreement with Peter B. Hayes, dated December 31, 2004, pursuant to which Mr. Hayes was appointed Senior Vice President, Sales, Marketing & Business Development. In December 2005, Mr. Hayes was appointed Executive Vice President, Sales, Marketing & Business Development. Under the terms of Mr. Hayes letter agreement, he earns an annual base salary of $275,000, which was increased to $283,250 effective April 2006. The letter agreement provides for a target annual incentive bonus of 75% of his base salary, which was increased to 85% for 2006. In February 2007, Mr. Hayes’ target annual incentive bonus was increased to 100% for 2007. In the event of a constructive termination following a “change in control” (as defined in the letter agreement), he will be entitled to one year of base salary, 100% of bonus pro-rated for the year of termination and one year of continued medical benefits. Under the terms of the letter agreement, Mr. Hayes was reimbursed for the cost of relocation and paid a housing allowance during his first year of employment.

The following table sets forth the amounts Mr. Hayes would have been entitled to from us under his letter agreement had his employment been terminated as of December 31, 2006 following a change in control. Mr. Hayes would not be entitled to any severance amounts upon termination for any other reason.

Termination Event	Base Salary (1)	Benefits (2)	Total
Change in control	$283,250	$14,010	$297,260

(1)	Payable in a lump sum upon termination.

(2)	Value of continued medical coverage for one year for Mr. Hayes, his spouse and children.

Jerry Elliott

Jerry Elliot resigned as a member of our board of directors, effective April 10, 2006 and as our President, effective May 10, 2006. Mr. Elliott had earlier resigned his position as Acting Chief Financial Officer in connection with the appointment of our new Chief Financial Officer, each effective April 17, 2006. Upon Mr. Elliott’s resignation, all shares of unvested restricted stock held by him were cancelled and we have no further obligations under his employment agreement.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee currently consists of Mr. Harfenist, as Chairman, and Ms. Abernathy, Ms. Finard, Ms. Fitt and Mr. Wick. Except as described below, none of our executive officers served as: (i) a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our Compensation Committee; (ii) a director of another entity, one of whose executive officers served on our Compensation Committee; or (iii) a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as one of our directors. During a part of 2005, Mr. Singer served as a member of our Compensation Committee. Mr. Singer is an executive officer of American Tower Corporation. Until May 2004, Mrs. Wilderotter, our Chief Executive Officer, served as a director of American Tower Corporation and also served on that company’s compensation committee. This created an interlock that does not satisfy the independence rules of the NYSE. When it was established that such an interlock existed, Mr. Singer resigned from our Compensation Committee and is no longer deemed to be an independent director of our company. According to the NYSE rules, the interlock will expire in May 2007. At such time, the board will determinate whether Mr. Singer is independent under the listing standards of the NYSE.

COMPENSATION COMMITTEE REPORT

The compensation committee of our board of directors has submitted the following report for inclusion in this proxy statement:

Our Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management. Based on our Committee’s review of and the discussions with management with respect to the Compensation Discussion and Analysis, our Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

The foregoing report is provided by the following directors, who constitute the Committee:

Submitted by:

Stanley Harfenist, Chair
Kathleen Q. Abernathy
Jeri Finard
Lawton Wehle Fitt
Myron A. Wick, III

The information contained in the foregoing report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall the information be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the company specifically incorporates it by reference in a filing.

PROPOSED 2008 CITIZENS INCENTIVE PLAN

(Item 2 on the Proxy Card)

The board of directors adopted the 2008 Citizens Incentive Plan (the “Incentive Plan”) on April 4, 2007, subject to stockholder approval. If the Incentive Plan is approved, annual incentive awards granted to certain executive officers under the Incentive Plan will be able to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986 (the “Code”) and be fully tax deductible by us.

Our compensation program includes annual cash incentive awards to attract, retain and motivate key employees. The Compensation Committee believes it is important that these annual incentive awards be performance-based and fully tax deductible. Set forth below is a summary of the principal features of the Incentive Plan. This summary is qualified in its entirety by reference to the terms of the Incentive Plan, a copy of which is included in this proxy statement as Appendix A.

Introduction

Section 162(m) in most cases only permits publicly-held companies to realize tax deductions for compensation of more than $1 million paid in any year to the chief executive officer or any of the other four most highly paid executive officers (“Covered Employees”) if such payments constitute “performance-based compensation.” One requirement for compensation to be performance-based under Section 162(m) is that we obtain stockholder approval of the material terms of the performance goals that apply to such compensation. Material terms include (1) the description of eligible participants, (2) the business performance measures on which Section 162(m) goals may be based, and (3) the maximum amount payable to an individual participant for a year upon attainment of a Section 162(m) goal. If stockholders fail to approve the Incentive Plan at the meeting, no awards will be made under the Incentive Plan. The Compensation Committee retains the authority to develop and implement alternate means of fairly compensating Covered Employees.

Overview of Plan Awards

The Incentive Plan provides annual award opportunities for our key employees. The Incentive Plan provides for two types of awards: (i) those intended to comply with Section 162(m)’s performance-based compensation exception (“162(m) Bonuses”), and (ii) those not intended to comply with such exception (“General Bonuses”). If approved by stockholders, the first awards under the Incentive Plan will be made in 2009 based on 2008 performance. No awards will be made under our existing cash incentive plan after 2008 if the Incentive Plan becomes effective.

Administration

The Incentive Plan will be administered by the Compensation Committee, which is composed entirely of non-employee directors who meet the criteria to be “outside directors” under Section 162(m) and “independent directors” under the rules of the SEC and the NYSE. The Committee’s powers include the authority, within the limitations set forth in the Incentive Plan, to select the persons to be granted awards, to construe and interpret the Incentive Plan, and to make reasonable rules and regulations for the administration of the Incentive Plan. The Committee may delegate its authority under the Incentive Plan with respect to General Bonuses, but it may not delegate its authority with respect to 162(m) Bonuses.

Eligibility to Receive Awards

The Compensation Committee or its delegates will select our employees who will be eligible to receive awards under the Incentive Plan. In the case of 162(m) Bonuses, the Committee may select for eligibility employees who are executive officers and employees who could become executive officers by the end of our fiscal year. In the case of General Bonuses, the Committee or its delegates may select any employees who are employed in key positions or who make a substantial contribution to us. The number of eligible employees is neither fixed nor predetermined. Accordingly, it is not possible to anticipate the exact number of individuals who will be eligible for grants under the Incentive Plan. However, for 2007, there are approximately 2,500 employees who are eligible for bonuses under the incentive plan currently in effect.

Annual Incentive Award Details

In general, it is expected that the Compensation Committee will grant 162(m) Bonuses to the most senior executives to the extent necessary to permit their annual incentives to be fully tax deductible. The Committee or its delegate may grant General Bonuses to any eligible employee.

162(m) Bonuses. For 162(m) Bonuses, the Compensation Committee will establish in writing, during the first 90 days of our fiscal year, one or more specified performance goals for the year and the maximum amount payable to any individual participant upon achievement of such performance goals. Under Section 162(m), goals established for 162(m) Bonuses must be substantially uncertain of attainment at the time they are established. The Committee may also establish lower amounts payable for lower levels of achievement of the specified performance goals for the year. No 162(m) Bonus will be paid for a year if the minimum performance goal for that year is not met. The maximum dollar amount that may be paid to an individual participant under a 162(m) Bonus for a single calendar year is $3 million.

The goals to be used for purposes of 162(m) Bonuses may be set by the Compensation Committee using one or more of the following business performance measures: earnings before income taxes, depreciation and amortization, or EBITDA; operating cash flow; free cash flow; free cash flow per share; earnings per share; economic value added; revenue; net income; operating profit; operating margin; total return to stockholders; debt/capital ratio; return on total capital; return on equity or assets; cost control; common stock price; capital expenditures; price/earnings growth ratio; and book value per share. The performance goals may be measured individually, alternatively or in any combination, and they may be established based on company-wide objectives or objectives related to a specific division, subsidiary, affiliate, department, region or function in which the participant is employed. The Committee may adjust the goals, or provide for the manner in which performance will be measured against the goals, to reflect the impact of specified corporate transactions (such as a stock split or stock dividend), special charges, accounting or tax law changes and other extraordinary or nonrecurring events, provided such awards would not be adversely affected under Section 162(m). Within 60 days following the end of the relevant fiscal year, the Committee must determine and certify in writing whether the specified performance goals were satisfied for such year.

Notwithstanding attainment of an established goal, the Compensation Committee has the discretion to reduce, but not increase, some or all of a 162(m) Bonus that would otherwise be paid.

General Bonuses. For General Bonuses, the amount payable under an award may be stated as a dollar amount or as a percentage of the participant’s base compensation. The Compensation Committee (or its delegate) may provide for a threshold level of performance below which no bonus will be paid and a maximum level of performance above which no additional amount will be paid, and it may provide for the payment of different amounts of compensation for different levels of performance. In establishing the terms of General Bonuses, the Committee or its delegate may establish goals using the performance measures described above for 162(m) Bonuses; alternatively, any other goals or objectives may be used.

Change in Control

The Incentive Plan provides that if there is a change in control, as defined in the Incentive Plan, during any measurement period, then executives will receive payment of pro-rated target awards within 60 days after the date of the change in control.

Amendment and Termination

The board may amend, suspend or terminate the Incentive Plan in whole or in part at any time. However, without stockholder approval, no amendment to the Incentive Plan may change (1) the class of participants who are eligible for 162(m) Bonuses, (2) the business performance measures that may be used with 162(m) Bonuses, or (3) the dollar limit on the 162(m) Bonus that may be paid to an individual participant for any one year.

Federal Tax Consequences

Under the Code, a grant of an award under the Incentive Plan would have no federal income tax consequences. The payment of the award would be taxable to a participant as ordinary income in the year paid. The payment of an award, however, may be deferred by the participant if such deferral is permitted under a deferral plan or arrangement approved by us. We intend for all payments under the Incentive Plan to be exempt from the rules for deferred compensation that are set forth in Section 409A of the Code or for these payments to comply with its requirements. Amounts taxable to participants under the Incentive Plan would be deductible by us as compensation.

New Incentive Plan Benefits

No benefits or amounts have been granted, awarded or received under the Incentive Plan and no awards are determinable at this time. For 2006, the named executive officers received cash incentive awards as set forth in the Summary Compensation Table under “Non-Equity Incentive Plan Compensation.” The executive officers as a group (8 persons) received $2,593,138 and all other employees as a group (2,012 persons) received $16,294,691 in cash incentive awards. These figures do not include employees of our Commonwealth subsidiaries, which we acquired in March 2007. Non-employee directors do not participate in our cash incentive plans.

Voting Recommendation

Approval of the Incentive Plan will permit us to attract, retain and motivate key employees, while maximizing our tax deductions.

The board of directors recommends that you vote FOR this proposal.

PROPOSED AMENDMENT TO

AMENDED AND RESTATED 2000 EQUITY INCENTIVE PLAN

(Item 3 on the Proxy Card)

The board of directors adopted an amendment (the “Amendment”) to the Citizens Communications Company Amended and Restated 2000 Equity Incentive Plan (the “2000 Plan” and as amended by the Amendment, the “Amended 2000 Plan”) on April 4, 2007. Subject to stockholder approval of the Amendment, certain awards granted under the Amended 2000 Plan will be able to qualify as performance-based compensation under Section 162(m) of the Code and be fully tax deductible by us. The general requirements of Section 162(m) of the Code and the description of the Covered Employees and the Compensation Committee are discussed above under “Proposed 2008 Citizens Incentive Plan.”

The Amendment

The purpose of the Amendment is to enable us to grant awards under the 2000 Plan that will qualify as “performance-based compensation” under Section 162(m) and be fully tax deductible by us. Accordingly, the Amendment specifies:

•

the performance measures that may be used for restricted stock and other awards intended to qualify as performance-based compensation, as set forth below under “Summary of the Amended 2000 Plan—Awards Under the Amended 2000 Plan—Performance Measures;” and

•	the terms for stock options and stock appreciation rights for Covered Employees, as set forth in the sections below entitled “Stock Options” and “Stock Appreciation Rights.”

No other changes are being made to the 2000 Plan at this time. In particular, we are not seeking any increase or other modification to the number of shares of our common stock that are authorized for issuance under the 2000 Plan.

Compliance with Section 162(m)

Section 162(m) provides that we may not deduct compensation paid to certain of our executive officers in excess of $1 million in any one year unless the compensation is awarded under plans that meet certain requirements. Restricted stock and other types of awards that may granted under the Amended 2000 Plan will be excluded from this deduction limit if they are conditioned on the achievement of one or more of the performance measures described under “Performance Awards” below, as required by Section 162(m). Stock options and stock appreciation rights granted under the Amended 2000 Plan will be excluded from this deduction limit if they have an exercise price not less than the fair market value of the underlying share on their grant date and our stockholders approve the Amendment. To satisfy the requirements that apply to performance-based compensation, the performance measures, eligibility terms (specified below under “Participation”), and the share and dollar maximums on individual participant awards (specified below under “Shares Subject to the Amended 2000 Plan”) must be approved by our stockholders. Approval of the Amendment will constitute approval of these elements of the Amended 2000 Plan and will allow us to maximize our tax deductions.

With respect to Covered Employees, it is anticipated that any performance awards and stock options and stock appreciation rights granted in accordance with the Amended 2000 Plan, and grants of restricted stock, deferred stock and phantom stock will be deductible as performance-based compensation and not subject to the $1 million limitation for years beginning 2008. If the stockholders fail to approve the Amendment at the meeting, the Compensation Committee retains the authority to develop and implement alternate means of fairly compensating Covered Employees (subject to any applicable prohibition under Section 162(m)).

Summary of the Amended 2000 Plan

Set forth below is a summary of the principal features of the Amended 2000 Plan. This summary is qualified in its entirety by reference to the terms of the Amended 2000 Plan, a copy of which is included in this proxy statement as Appendix B.

Purpose

The purpose of the Amended 2000 Plan is to provide compensation incentives to drive high levels of performance, productivity and business results. The Amended 2000 Plan is intended to strengthen our existing operations through its ability to attract and retain outstanding individuals upon whose judgment, initiative and efforts we depend for our continued efficiency, productivity, growth and development. The Amended 2000 Plan provides for grants of options, stock appreciation rights, restricted stock, performance shares, deferred stock, phantom stock and stock units. Each type of award is described below under “Types of Awards under the Amended 2000 Plan.”

Shares Subject to the Amended 2000 Plan

The maximum number of shares of our common stock that may be issued pursuant to awards granted under the Amended 2000 Plan is 13,517,421 shares (representing the 12,500,000 shares previously approved by our stockholders, as adjusted to reflect our special cash dividend in 2004). Shares reserved for issuance under the plan will be made available from authorized and unissued shares, shares held in our treasury or reacquired shares. In the event of any changes in the number or kind of outstanding shares of stock by reason of a merger, recapitalization, reorganization, stock split, stock dividend or other corporate capital stock event, the Compensation Committee will make such equitable adjustments to the price and other terms of any award previously granted or that may be granted under the plan as the Committee deems appropriate in its discretion. No adjustments have been made as a result of the recent merger with Commonwealth.

If shares subject to awards granted under the Amended 2000 Plan are not delivered or are reacquired by us for reasons including a forfeiture of restricted stock or deferred stock or termination, expiration or cancellation of a stock option or performance share, such shares shall be deemed not to have been issued pursuant to awards under the plan or to have been subject to the plan. However, if an option granted to an executive who is a Covered Employee is canceled, the shares originally subject to such option shall count against the number of shares authorized for issuance under the plan. Unless the Compensation Committee determines otherwise, shares withheld by or delivered to us to satisfy the exercise or conversion price of an award or in payment of taxes will be available for future grants.

The Compensation Committee will determine the individuals to whom awards will be granted, the number of shares subject to an award, and the other terms and conditions of an award. No individual may be granted awards in any calendar year covering more than 2,000,000 shares. In addition, the value of awards of phantom stock that are payable solely in cash cannot exceed the value of 1,000,000 shares. Awards in the form of phantom stock or performance shares that are denominated in dollars and payable in cash granted to any individual in a calendar year cannot exceed $750,000. No awards may be granted more than ten years after the effective date of the 2000 Plan as originally adopted on May 18, 2000.

Participation

All of our directors, officers and employees, as well as those of any of our subsidiaries or other affiliates, are eligible for selection to participate in the Amended 2000 Plan.

Administration

The Amended 2000 Plan is administered by the Compensation Committee. Subject to the express provisions of the plan, the Compensation Committee is authorized to: (a) determine those individuals who are eligible to participate in the plan; (b) determine those eligible individuals to whom awards are to be granted; (c) grant awards to those eligible individuals; (d) determine the form, amount, terms and conditions of each award; (e) establish and modify performance objectives; (f) modify or amend any award or waive any restrictions or conditions applicable to any award or the exercise or realization thereof (except if the effect would be to reduce the exercise price of any stock option or to adversely and materially affect the rights of any recipient); (g) prescribe and rescind rules, regulations and policies for the administration of the plan; (h) interpret, construe and administer the plan and any related award agreement and define the terms used in the plan or any award agreement; and (i) make all of the determinations necessary or advisable with respect to the plan or any award granted under the plan.

Transferability

In general, awards granted under the Amended 2000 Plan are non-transferable. Notwithstanding the foregoing, the Compensation Committee may permit an individual to transfer an award. Additionally, if an award is payable upon the death of an individual, such payment shall be made to the beneficiary that was designated by the individual in a writing filed with the Committee.

Change in Control Provisions

Awards may include any provisions that provide for certain changes in the terms of an award as a result of, or in anticipation of, any change in control involving us (as defined below). Such provisions may include, but are not limited to: (i) the acceleration of time periods for purposes of vesting, or realizing gain from, any outstanding award; (ii) the acceleration of time periods for performance measurement, restriction of restricted stock or deferral of deferred stock; and (iii) the purchase of any outstanding award from the holder for its equivalent value, as determined by the Committee. Additionally, the Compensation Committee may adjust or modify outstanding awards, including modifying or eliminating performance goals, to maintain and protect the rights and interests of participants.

A “change in control” is defined to mean the occurrence of any of the following events: (i) a person or group becomes the owner either of stock having 20% or more of the total number of votes that may be cast for the election of directors of the board, or of 20% or more of the fair market value of our issued and outstanding stock; (ii) stockholder approval of a consolidation or merger or sale of assets in which we are not the surviving corporation or pursuant to which our stock will be converted into cash, securities or other property, or a sale, lease, exchange or other transfer of all or substantially all of our assets; or (iii) as a result of any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, the persons who are members of the board before the transaction shall cease to constitute a majority of the board of Citizens Communications Company (or any successor company).

These provisions in the Amended 2000 Plan allowing the Compensation Committee to accelerate vesting upon a change in control could, in some circumstances, have the effect of an “anti-takeover” defense because, as a result of these provisions, a change in control involving us could become more difficult or costly.

Amendment, Termination and Expiration

The Amended 2000 Plan will terminate on the earliest of (a) May 18, 2010, (b) the date when all shares reserved for issuance under the plan have been acquired through the exercise of options granted under the plan or otherwise awarded, or (c) any earlier date as may be determined by the board of directors in its sole and absolute discretion. The board of directors or the Compensation Committee may amend or modify the Amended 2000 Plan at any time. However, no amendment or modification would become effective unless approved by affirmative vote of our stockholders, if such approval is necessary or desirable for the continued validity of the plan or its compliance with Rule 16b-3 or any successor rule under the Securities Exchange Act of 1934, Section 162(m) of the Code, or any other rule or regulation. No amendment or termination of the plan shall adversely and materially affect the rights of any participant who has received a previously granted award under the plan without his or her consent, unless the amendment or termination is necessary or desirable for the continued validity of the plan or its compliance with any applicable law, rule or regulation, or to avoid any adverse consequences under Section 162(m) of the Code.

New Amended 2000 Plan Benefits

Because awards to be granted in the future under the Amended 2000 Plan are at the discretion of the Compensation Committee, it is not possible to determine the benefits or the amounts to be received under the plan by our directors, officers or employees. In 2006, the named executive officers received restricted stock awards as set forth in the Grants of Plan-Based Awards Table. The executive officers as a group (8 persons) received 366,000 shares of restricted stock and all other employees as a group (65 persons) received 291,250 shares of restricted stock. The executive officers as a group does not include Jerry Elliott, who resigned in

May 2006, upon which all shares of unvested restricted stock held by him were cancelled. Non-employee directors do not participate in our restricted stock program. No grants made prior to 2008 will meet the requirements for deductibility under Section 162(m) of the Code.

Awards Under the Amended 2000 Plan

General. Under the Amended 2000 Plan, the Compensation Committee may grant to eligible individuals performance share awards, restricted stock awards, deferred stock awards, phantom stock awards and stock unit awards. In addition, the Committee may grant stock option awards in the form of nonqualified stock options or incentive stock options, and stock appreciation rights, or SARs. Restricted stock and deferred stock may be received by an individual as the result of the exercise of an option or as payment for a performance share under the Amended 2000 Plan. Regular dividends payable on a participant’s shares of restricted stock or deferred stock shall be paid to the participant within 30 days after each dividend becomes payable, unless the Compensation Committee determines that the dividend should be reinvested in additional shares of restricted stock or deferred stock, as the case may be, or unless the Compensation Committee specifies otherwise. Unless the grant award provides otherwise, all other dividends payable on shares of restricted stock or deferred stock shall be paid to the participant upon the lapsing of the restrictions or deferral period, as applicable, on the underlying stock.

Performance Measures. For awards under the Amended 2000 Plan that are intended to qualify under the performance-based compensation exception of Section 162(m), the Compensation Committee must establish in writing, during the first 90 days of the specified performance period, one or more specified performance targets and the maximum amount payable upon achievement of such performance targets. The Compensation Committee may also establish lower amounts payable for lower levels of achievement of the specified performance targets. No payment would be made under an award if the minimum performance target for the award is not met. The performance targets to be used for this purpose may be based on any of the following business performance measures: earnings before income taxes, depreciation and amortization, or EBITDA; operating cash flow; free cash flow; free cash flow per share; earnings per share; economic value added; revenue; net income; operating profit; operating margin; total return to stockholders; debt/capital ratio; return on total capital; return on equity or assets; cost control; common stock price; capital expenditures; price/earnings growth ratio; and book value per share. The Compensation Committee may establish other performance measures for awards that are not intended to qualify under the performance-based compensation exception of Section 162(m). The performance targets may be measured individually, alternatively or in any combination, and they may be established based on company-wide objectives or objectives related to a specific division, subsidiary, affiliate, department, region or function in which the participant is employed. The Compensation Committee may adjust the targets, or provide for the manner in which performance will be measured against the targets, to reflect the impact of specified corporate transactions (such as a stock split or stock dividend), special charges, mergers or acquisitions, accounting or tax law changes and other extraordinary or nonrecurring events, provided such awards would not be adversely affected under Section 162(m). For awards intended to meet the performance-based compensation exception of Section 162(m), within 60 days following the end of the relevant fiscal year, the Compensation Committee must determine and certify in writing whether the specified performance targets were satisfied for such year.

Performance Shares. Performance shares may be converted into shares of our common stock (including restricted stock or deferred stock, as discussed below), cash, or a combination thereof, as determined by the Compensation Committee, if pre-determined performance targets are met. The Compensation Committee will determine the length of the performance period, but in all instances, the performance period shall be at least one year long. Performance periods may overlap, and individuals may participate simultaneously with respect to performance shares for which different performance periods are prescribed by the Compensation Committee. Awards may be paid either in stock (including restricted or deferred stock, as explained below), cash, or a combination of stock and cash either as a lump sum payment or in annual installments. Any dividends payable on performance shares, other than cash dividends representing the periodic distribution of profits which shall be retained by the company, shall be paid to the participant upon the payment of the underlying performance shares, unless the grant award provides otherwise.

Restricted Stock. A restricted stock award consists of shares that are subject to forfeiture by the holder under certain conditions. The Compensation Committee may award restricted stock to eligible individuals with such terms, conditions, restrictions or limitations as the Compensation Committee deems appropriate (including, in the discretion of the Compensation Committee, without payment of consideration by the participant). The Compensation Committee shall determine the duration of the restrictions on the restricted stock. A restriction period may end upon the achievement of certain performance criteria, a date certain, or such other criteria as the Compensation Committee may determine.

Deferred Stock. The Compensation Committee may award deferred stock to eligible individuals with such terms, conditions, restrictions or limitations as the Compensation Committee deems appropriate (including, in the discretion of the Compensation Committee, without payment of consideration by the participant). The Compensation Committee shall determine the duration of the deferral period for the deferred stock. A deferral period may end upon the achievement of certain performance criteria, a date certain, or such other criteria as the Compensation Committee may determine. At the expiration of the deferral period, if the participant remains an eligible individual, the participant will be entitled to receive a certificate for the number of shares of our common stock equal to the number of shares of deferred stock credited on his or her behalf at the beginning of that deferral period.

Other Stock-Based Awards. The Amended 2000 Plan also authorizes the Compensation Committee to award phantom stock to eligible individuals with such terms, conditions, restrictions or limitations as the Compensation Committee deems appropriate (including, in the discretion of the Compensation Committee, without payment of consideration by the participant). Additionally, phantom stock may be credited to an individual as the result of the exercise of an option or as payment for a performance share under the Amended 2000 Plan. Subject to the terms of the plan, the Compensation Committee may determine any and all terms and conditions of phantom stock awards. Payment of phantom stock awards may be made in whole shares (including restricted stock or deferred stock), cash or in any combination of these as the Compensation Committee determines in its sole discretion. Any dividends payable on phantom stock, other than cash dividends representing the periodic distribution of profits which shall be retained by the Company, shall be paid to the participant upon the payment of the underlying phantom stock, unless the grant award provides otherwise.

In addition to phantom stock, the Compensation Committee may grant other awards under the Amended 2000 Plan which are denominated in stock units, or pursuant to which shares may be acquired. Such awards may include those valued using measures other than the market value of shares, if the Compensation Committee deems that to be consistent with the purposes of the plan.

Stock Options. A stock option permits the holder to purchase shares at a specified price under certain conditions. Stock options may be granted either alone or in conjunction with one or more other awards. A stock option may be granted in the form of a nonqualified stock option or an incentive stock option. The price at which a share may be purchased under an option (the exercise price) may not be less than 100% of the fair market value of a share on the option grant date. The term of each stock option will be determined by the Compensation Committee but may not exceed 10 years from the date of grant.

Upon exercise, the option price of each stock option is payable by the option holder in cash or, in such other consideration as the Compensation Committee deems appropriate, including shares valued at the then fair market value, or in a combination of cash and such other consideration. The Amended 2000 Plan does not permit options to be modified to reduce the option price per share.

The Compensation Committee may grant a replacement stock option to an option holder to replace the shares which the option holder delivered to us in payment of the exercise price in a stock-for-stock exercise or of any withholding taxes. The exercise price of any replacement stock option cannot be less than 100% of the fair market value of the common stock we received on the date of the payment.

The Compensation Committee may also authorize the holder of a stock option to surrender the right to exercise the stock option in exchange for payment (in cash or in shares) that does not exceed the difference between the exercise price and the fair market value at that time of the shares for which the right to exercise is being surrendered. Such payment may be made in cash or in shares (valued at the then fair market value) or any combination thereof.

Stock Appreciation Rights. A stock appreciation rights (“SAR”) granted under the Amended 2000 Plan would entitle the grantee to receive an amount payable in shares and/or cash, as determined by the Compensation Committee, equal to the excess of the fair market value of a share on the day the SAR is exercised over the SAR exercise price. The SAR exercise price in the case of a Covered Employee shall not be less than the fair market value of a share on the grant date of the SARs. SARs may be granted in tandem with a related stock option or independently. If an SAR is granted in tandem with a stock option, the grantee may exercise the stock option or the SAR, but not both. The Compensation Committee shall determine and set forth in the award agreement the extent to which SARs are exercisable after termination of employment.

Federal Income Tax Consequences

The following is a general summary of certain federal income tax consequences relating to awards under the Amended 2000 Plan, based upon the laws in effect on the date hereof, and is intended for the information of stockholders considering how to vote with respect to the proposal. It is not intended as tax guidance to participants in the plan. The discussion does not take into account a number of considerations which may apply in light of the circumstances of a particular participant under the plan. The income tax consequences under applicable foreign, state and local tax laws may not be the same as under federal income tax laws.

Stock Options

Under the Amended 2000 Plan, the Compensation Committee may grant options that either qualify or do not qualify as “incentive stock options” as defined in Section 422 of the Code. An option holder will realize no taxable income and no deduction will be available to us upon the grant of either type of option. However, the tax consequences of the exercise of the option and subsequent disposition of the shares received upon exercise will depend upon which type of option is granted and when the disposition occurs.

Incentive Stock Options. No ordinary taxable income will be realized by an option holder upon the exercise of an incentive stock option if the holding period and employment requirements contained in the Code are met. However, the spread between the exercise price and the fair market value on the date of exercise will be an item of tax preference that may give rise to alternative minimum tax liability at the time of exercise. In order to receive capital gains treatment, certain holding and employment requirements must be met. Under the holding requirements, the option holder must not dispose of the shares within two years of the date the option was granted nor within one year from the date of exercise; and the option holder generally must exercise the option while employed by us or our subsidiaries or within three months after the termination of such employment.

Upon the subsequent disposition of shares acquired through the exercise of an incentive stock option after satisfaction of the above holding period and employment requirements, any gain or loss realized upon such disposition will be taxed as a long-term capital gain or loss; and we will not be entitled to any income tax deduction in respect to the exercise of the option or the disposition of the shares received upon exercise. For purposes of determining the amount of such gain or loss, the option holder’s tax basis in the shares will be the option price.

If the holding period or employment requirements are not met, the option will be treated as one which does not meet the requirements of the Code for incentive stock options and the option holder will recognize ordinary income at the time of disposition of the shares, generally in an amount equal to the excess, if any, of the fair market value of the stock at exercise, over the option price. The balance of the gain realized, if any, will be taxed as a long-term or short-term capital gain, depending upon whether or not the shares were sold more than one year after the option was exercised. If the option holder sells the shares prior to the satisfaction of the holding period requirements but at a price below the fair market value of the shares at the time the option was exercised, the amount of ordinary income will be limited to the amount realized on the sale over the exercise price of the option. We and our subsidiaries will be allowed a tax deduction to the extent the option holder recognizes ordinary income.

Nonqualified Stock Options. At the time of exercise of a nonqualified option, an option holder will realize income taxable at ordinary income tax rates, and we will be entitled to a tax deduction, in the amount by which the then fair market value of the shares purchased exceeds the option price of the shares. The option holder may be subject to the withholding requirements of the tax law.

Upon the subsequent disposition of shares received upon exercise of a nonqualified option, an option holder will also realize gain or loss in an amount equal to the difference between the sale price of the shares and the fair market value of the shares used for computing ordinary income or loss realized in connection with the exercise of the option. The gain or loss will be taxed as a long- or short-term capital gain or loss depending upon the length of time the shares have been held from the date as of which ordinary income or loss was recognized in connection with the exercise of the option.

Both Incentive and Nonqualified Stock Options. If an option holder tenders shares of our common stock in partial or full payment of the option price for shares to be acquired through the exercise of an option, the option holder generally will not recognize any taxable gain or loss on the tendered shares. However, if the shares tendered were previously acquired upon the exercise of an incentive stock option and such exercise occurs prior to satisfaction of the holding period requirement for the tendered shares, the tender of such shares will be an early disposition with the tax consequences described above for an early disposition of shares acquired upon exercise of an incentive stock option.

In the case of a tender of shares in partial or full payment of the option price, the option holder’s tax basis in the shares received upon exercise of the option is not uniform. The number of shares acquired equal to the number of shares tendered will take the tax basis of the tendered shares including the effect of the tax consequences of any early disposition. The additional shares acquired in excess of the number of shares tendered will have a tax basis generally equal to the fair market value of such shares at the time of the option exercise. In the case of an incentive stock option, the tax basis in the additional shares will be zero.

Cash payments by us to an option holder upon surrender of the right to exercise any stock option are taxable to the option holder at ordinary income tax rates and deductible by us at the time of payment. When such payments are made in shares of our common stock, the fair market value of the shares at the time of payment are taxable to the option holder at ordinary income tax rates and deductible to us. Upon the disposition of the shares received, taxable gain or loss also will be realized in an amount equal to the difference between the sales price of the shares and the fair market value of the shares on the date they were taxable to the option holder. The gain or loss will be taxed as a long- or short-term capital gain or loss depending upon the period of time the shares have been held by the option holder.

Performance Awards

A participant will not recognize taxable income upon the grant of a performance award, and we will not be entitled to a tax deduction at such time. Upon the settlement of a performance award, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding for our employees) in an amount equal to the cash paid and the fair market value of the shares delivered to the participant, and we will be entitled to a corresponding deduction, except to the extent the limit of Section 162(m) of the Code applies.

Other Stock-Based Awards

An individual will not realize any taxable income upon the grant of an award of (i) restricted stock subject to substantial restrictions, such as a requirement of continued performance or the attainment of performance objectives; (ii) deferred stock subject to a deferral period; (iii) performance shares subject to the attainment of performance objectives; or (iv) phantom stock subject to a deferral or restrictions. However, the individual may elect to be taxed at the time of the grant in accordance with Section 83 of the Code (this option generally is not available for deferred stock or phantom stock awards that are subject to a deferral or performance period). Unless the individual has made a Section 83(b) election with respect to an award, upon the lapse of any restrictions or deferrals, or the attainment of any performance objectives, which occur in accordance with the terms of such award, the individual will realize taxable income and we will be entitled to a corresponding deduction equal to the excess of the fair market value of the shares at that time over any amount paid for the shares. The individual may be subject to the withholding requirements of the tax law. We are also allowed a compensation deduction for dividends paid to participants on such awards while the restrictions remain in force, unless the participants have made a Section 83(b) election with respect to such awards.

Generally, upon the grant of stock-based awards which are not subject to restrictions on transfer or the achievement of goals, an individual will realize compensation taxable as ordinary income, and we will be entitled to a corresponding deduction, in an amount equal to the sum of any cash received by the individual plus the fair market value of any shares of common stock received by the individual.

Compliance with Section 162(m)

The Amended 2000 Plan is designed to enable us to provide certain forms of performance-based compensation to executive officers that will meet the requirements for tax deductibility under Section 162(m) of the Code. See “Compliance with Section 162(m)” above.

Compliance with Section 409A

It is intended that awards granted under the Amended 2000 Plan will satisfy the requirements of Section 409A of the Code and any regulations or guidance that may be adopted under Section 409A from time to time, including any transition relief available under applicable guidance related to Section 409A of the Code.

The above federal income tax information is a summary only and does not purport to be a complete statement of the relevant provisions of the Code.

Voting Recommendation

Approval of the Amendment will permit us to attract, retain and motivate key employees, while maximizing our tax deductions.

The board of directors recommends that you vote FOR this proposal.

SECURITIES AUTHORIZED FOR ISSUANCE

UNDER EQUITY COMPENSATION PLANS

The following table provides information as of December 31, 2006 regarding compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	5,777,676	$12.38	5,871,729

Equity compensation plans not approved by security holders	—	—	—

Total	5,777,676	$12.38	5,871,729

AUDIT COMMITTEE REPORT

The Audit Committee is responsible, under its charter, for oversight of our independent registered public accounting firm, which reports directly to the Audit Committee. The Audit Committee has the authority to retain and terminate the independent registered public accounting firm, to review the scope and terms of the audit and to approve the fees to be charged. The Audit Committee monitors our system of internal control over financial reporting, and management’s certifications as to disclosure controls and procedures and internal controls for financial reporting. Our management and independent registered public accounting firm, not the Audit Committee, are responsible for the planning and conduct of the audit of our consolidated financial statements and determining that the consolidated financial statements are complete and accurate and prepared in accordance with U.S. generally accepted accounting principles.

The Audit Committee has met and held discussions with management, our senior internal auditor and our independent registered public accounting firm (with and without management and our senior internal auditor present) and has reviewed and discussed the audited consolidated financial statements with management and our independent registered public accounting firm.

The Audit Committee reviewed and discussed our compliance with Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee reviewed and discussed with management and our independent registered public accounting firm management’s annual report on our internal control over financial reporting and the related attestation report.

The Audit Committee has also discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380).

Our independent registered public accounting firm also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and the Audit Committee discussed with our independent registered public accounting firm that firm’s independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the board of directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, for filing with the SEC. The Audit Committee selected KPMG LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2007, which is being presented to stockholders at the meeting for ratification.

Submitted by:

David H. Ward, Chair
Leroy T. Barnes, Jr.
Howard L. Schrott
Larraine D. Segil

The information contained in the foregoing report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall the information be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the company specifically incorporates it by reference in a filing.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

In accordance with the Sarbanes-Oxley Act of 2002 and the rules of the SEC and the NYSE, the Audit Committee pre-approves all auditing and permissible non-auditing services that will be provided by KPMG LLP, our independent registered public accounting firm.

The following table sets forth the fees for professional audit services paid by us to KPMG LLP, our independent registered public accounting firm:

	2006	2005
Audit Fees	$2,697,132	$2,600,000
Audit-Related Fees	505,000	—
Tax Fees	—	—
All Other Fees	1,210,480	—

Total	$4,412,612	$2,600,000

Audit Fees

Audit fees relate to professional services rendered in connection with the audit of our annual consolidated financial statements included on Form 10-K and internal control over financial reporting, the review of our quarterly financial statements included in our Quarterly Reports on Form 10-Q, and audit services provided in connection with other subsidiary and regulatory audit reports. These fees were approved by the Audit Committee.

Audit-Related Fees

Fees are for work performed by KPMG LLP in connection with our registration statements in 2006.

Tax Fees

No services were performed by KPMG LLP for tax-related professional services during 2006 and 2005.

All Other Fees

Fees are for additional audit services required as a result of the sale of our subsidiary Electric Lightwave LLC.

RATIFICATION OF SELECTION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

(Item 4 on the Proxy Card)

The Board of Directors recommends that the stockholders ratify the selection of KPMG LLP, registered public accounting firm, as the independent registered public accounting firm to audit our accounts and those of our subsidiaries for 2007. The Audit Committee approved the selection of KPMG LLP as our independent registered public accounting firm for 2007. KPMG LLP is currently our independent registered public accounting firm.

The Board of Directors recommends a vote FOR this proposal.

ANNUAL REPORT AND COMPANY INFORMATION

A copy of our 2006 Annual Report to Stockholders is being furnished to stockholders concurrently herewith. Stockholders may request another free copy of our 2006 Annual Report from:

Citizens Communications Company

Attn: Investor Relations Department

Three High Ridge Park

Stamford, Connecticut 06905

Telephone: (402) 572-4972

E-mail: citizens@czn.com

PROPOSALS BY STOCKHOLDERS

Proposals that stockholders wish to include in our proxy statement and form of proxy for presentation at our 2008 annual stockholders meeting must be received by us no later than December 22, 2007. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Secretary

Citizens Communications Company

Three High Ridge Park

Stamford, Connecticut 06905

Fax: (203) 614-4651

For a stockholder proposal that is not intended to be included in our 2008 proxy statement under Rule 14a-8, the Company’s bylaws require the stockholder’s written proposal be submitted to our Secretary at the address above:

•	On or after the close of business on January 18, 2008, and

•	On or before the close of business on February 19, 2008.

In such a case, the notice of proposal must meet certain requirements set forth in our bylaws. Such proposals are not required to be included in our proxy materials.

If the date of the stockholder meeting is moved more than 25 days before or after the anniversary of our annual meeting for the prior year, then notice of a stockholder proposal that is not intended to be included in our proxy statement under Rule 14a-8 must be received not later than the close of business 10 days following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever occurs first.

Appendix A

2008 CITIZENS INCENTIVE PLAN

(As Adopted May 18, 2007)

SECTION 1

PURPOSE AND EFFECTIVE DATE

The purpose of the Plan is to provide annual incentive compensation to Eligible Employees of the Citizens Group who make substantial contributions to the success of the business, to provide a means for Eligible Employees to participate in this success, and to assist in attracting and retaining the highest quality individuals to key positions. The Plan shall apply to annual incentives paid with respect to the Measurement Period that begins January 1, 2008.

SECTION 2

DEFINITIONS

The following terms, when written in this Plan with initial capital letters, shall have the respective meanings set forth below (unless the context indicates otherwise).

(a) “AWARD” means the cash amount that is authorized for payment to an Eligible Employee in connection with the achievement of a Performance Target (or upon satisfaction of such other conditions that the Committee may establish). An Award may be either a Qualified Performance-Based Award or a General Award.

(b) “BOARD” means the Board of Directors of the Company.

(c) “CITIZENS GROUP” means the Company and those affiliates that participate in the Plan.

(d) “CODE” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended from time to time. (All citations to Sections of the Code are to such Sections as they are currently designated and any reference to such Sections shall include the provisions thereof as they may from time to time be amended or renumbered as well as any successor provisions and any applicable regulations).

(e) “COMMITTEE” means the Compensation Committee of the Company’s Board, as the same from time to time may be constituted.

(f) “COMPANY” means Citizens Communications Company and its successors and assigns.

(g) “DISABILITY” means being disabled as defined in the Employer’s long-term disability plan, or if the Employer does not maintain such a plan, as defined in Code Section 409A(a)(2)(C).

(h) “ELIGIBLE EMPLOYEE” means any Employee who is determined by the Committee, from time to time, to be an individual who makes a substantial contribution to the success of the Citizens Group business or who is determined by the Committee to be employed in a key position and, accordingly, is designated for eligibility for an Award under Section 3.

(i) “EMPLOYEE” means any employee of any member of the Citizens Group.

(j) “EMPLOYER” means the member of the Citizens Group by whom the Eligible Employee is employed at the time in question.

(k) “GENERAL AWARD” means an Award that is not a Qualified Performance-Based Award.

(l) “MEASUREMENT PERIOD” means the Company’s fiscal year or such other period, which is determined by the Committee at the time the Performance Target is established, as the period over which performance shall be measured against such Performance Target.

(m) “NEGATIVE DISCRETION” means the absolute and unrestricted discretion that the Committee may exercise to reduce (but not increase) the amount of the Award that otherwise would be payable in connection with the attainment of the Performance Target. It is expressly permissible to reduce the amount otherwise payable to zero.

(n) “PERFORMANCE TARGET” means one or more specified performance goals that are used in determining (i) whether to make an Award to an Eligible Employee, and (ii) the amount of any such Award. In the case of Qualified Performance-Based Awards, the Performance Target that is intended to permit the Award to satisfy the performance-based exception to the deductibility limitation of Code Section 162(m) shall be stated as levels of, or growth or changes in, one or more of the following performance criteria: earnings before income taxes, depreciation and amortization, or EBITDA; operating cash flow; free cash flow; free cash flow per share; earnings per share; economic value added; revenue; net income; operating profit; operating margin; total return to stockholders; debt/capital ratio; return on total capital; return on equity or assets; cost control; the Company’s common stock price; capital expenditures; price/earnings growth ratio; and book value per share. In the case of a General Award (and when selecting targets to guide the exercise of Negative Discretion with respect to a Qualified Performance-Based Award), the Committee may establish a Performance Target that is based on categories of performance that are different than those set forth above.

If the Committee makes the opportunity to receive an Award subject to a particular Performance Target, the Committee shall adopt or confirm a written definition of that Performance Target at the time the Performance Target is established, provided that the Committee retains the discretion to forgo such written definition in connection with a General Award. The Performance Target for an Award may be described in terms of Company-wide objectives or objectives that are related to a specific division, subsidiary, Employer, department, region, or function in which the Eligible Employee is employed. A Performance Target may be made relative to the performance of other corporations. If more than one individual performance goal is specified by the Committee in defining a Performance Target, the Committee shall also specify, in writing, whether one, all or some other number of such goals must be attained in order for the Performance Target to be met.

(o) “PLAN” means this 2008 Citizens Incentive Plan, as it may be amended from time to time.

(p) “QUALIFIED PERFORMANCE-BASED AWARD” means an Award (or a specified portion of an Award) to an Eligible Employee that is intended to satisfy the requirements for “performance-based compensation” under Code Section 162(m). At the time Award opportunities and Performance Targets are established for a Measurement Period, the Committee shall designate in writing any Award opportunity that is intended to allow an Eligible Employee to receive (upon satisfaction of the Performance Target and subject to Negative Discretion) a Qualified Performance-Based Award. Any such designation is irrevocable.

(q) “RETIREMENT” means termination of employment with the Citizens Group after attaining (i) at least age 55 with ten or more years of service, (ii) years of service and age that together equal at least 76, or (iii) age 65, depending on the terms of the pension plan in which the Eligible Employee participates.

SECTION 3

ELIGIBILITY

The Committee shall determine, from time to time, those Employees who are eligible to be granted Awards for a Measurement Period pursuant to Section 5 below, thereby causing them to become Eligible Employees. Whether an Employee is selected for Eligible Employee status is separately decided for each Measurement Period. Accordingly, an Employee who is an Eligible Employee for one Measurement Period may be excluded from Eligible Employee status with respect to any other Measurement Period.

SECTION 4

ADMINISTRATION OF PLAN

(a) This Plan shall be administered by the Committee. Each member of the Committee shall be both a member of the Board and shall satisfy the “outside director” (or any similar successor requirements) of Code Section 162(m). The Committee shall have full power, discretion and authority to (i) construe and interpret the Plan (including any part thereof and the terms employed in the Plan), and (ii) make (and rescind) such reasonable rules and regulations for the administration of the Plan as it deems advisable. Any determination by the

Committee in administering, interpreting or construing the Plan in accordance with this Section shall be final, conclusive and binding upon all persons for all purposes. The Committee may delegate its responsibilities under the Plan to such individuals, including members of management, as the Committee may appoint, provided that no delegation shall be made with respect to an opportunity to receive a Qualified Performance-Based Award to the extent it would cause such Award to fail to qualify under Code Section 162(m).

(b) The Committee’s decisions and determinations under the Plan, and with respect to any Award opportunity or Award, need not be uniform and may be made selectively among Award opportunities, Awards or Eligible Employees, whether or not such opportunities or Awards are similar or whether the Eligible Employees are similarly situated.

(c) The Committee shall keep minutes of its actions under the Plan. The act of a majority of the members present at a meeting duly called and held shall be the act of the Committee. Any decision or determination reduced to writing and signed by all members of the Committee shall be fully as effective as if made by unanimous vote at a meeting duly called and held.

(d) The Committee may employ such legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, consultants and agents as the Committee may deem appropriate for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computations received from any such consultant or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including without limitation, meeting fees and expenses and professional fees, shall be paid by the Company.

(e) No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. Each member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against all cost or expense (including counsel fees and expenses) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with the Plan, unless arising out of such member’s or former member’s own fraud or bad faith. Such indemnification shall be in addition (without duplication) to any rights to indemnification or insurance the members or former members may have as directors or under the by-laws of the Company or otherwise.

SECTION 5

GRANT AND PAYMENT OF CASH AWARD

(a) An individual who is an Eligible Employee for a Measurement Period shall be assigned an Award opportunity that makes it possible for the Eligible Employee to receive, upon attainment of any applicable Performance Target and subject to Negative Discretion, a cash incentive Award for that Measurement Period. The Committee may establish different Award opportunities for different Eligible Employees or groups of Eligible Employees.

(b) If the Committee assigns an Eligible Employee an opportunity to receive a General Award, the amount of compensation payable under the Award may be stated as a dollar amount or as a percentage of the Eligible Employee’s base compensation. The Committee may provide for a threshold level of performance below which no amount of compensation will be paid, and it may provide for the payment of differing amounts of compensation for different levels of performance. In addition, nothing in the Plan shall be construed as limiting the Committee’s discretion to provide a General Award to an Eligible Employee without assigning an Award opportunity.

(c) If the Committee assigns an Eligible Employee an opportunity to receive a Performance-Based Award, the Committee shall establish the maximum dollar amount of compensation payable under the Award for attainment of the Performance Target. The Committee may also establish lower dollar amounts of compensation payable for lower levels of achievement with respect to the Performance Target. However, if none of the thresholds under the Performance Target established to ensure Code Section 162(m) compliance are attained, no compensation may be paid pursuant to the Award. The Performance Target that is established to ensure Code Section 162(m) compliance shall be established in writing by the Committee within the first 90 days of the Measurement Period. Notwithstanding the prior sentence, in the event that a Measurement Period (or an Eligible Employee’s service during a Measurement Period) is expected to be less than 12 months, the Performance Target that is established to ensure Code Section 162(m) compliance shall be established in writing by the Committee on or before the date when 25% of the Measurement Period (or an Eligible Employee’s service during the Measurement Period), as each is scheduled in good faith at the time the goal is established, has elapsed. In addition to specifying the Performance Target that is intended to ensure Code Section 162(m) compliance, the Committee may specify a Performance Target, or such other conditions and criteria as it chooses, to guide the exercise of its Negative Discretion and thereby determine the final amount payable to the Eligible Employee for a Measurement Period.

(d) Within 60 days following the end of each Measurement Period, for each Award that has been made subject to a Performance Target, the Committee shall determine whether the Performance Target for such Measurement Period have been satisfied. With respect to the Performance Target related to an opportunity to receive a Qualified Performance-Based Award, no Award may be granted until the Committee has made a final written certification that the Performance Target established to ensure Code Section 162(m) compliance has been satisfied. This may be accomplished through approved minutes of the Committee meeting (or by some other form of written certification). In addition, prior to granting an Award, the Committee shall complete the exercise of its Negative Discretion (or it shall decide not to apply Negative Discretion). In this regard, the Committee shall determine whether any Performance Target (or other conditions or criteria) specified to guide the exercise of its Negative Discretion were satisfied, and thereby make a final determination with respect to an Award opportunity. Thereafter, any compensation payable in respect of Awards shall be paid to Eligible Employees as soon as reasonably practicable, but payment shall be due by the fifteenth day of the third month that begins after the month containing the end of the Measurement Period; provided, however, that the Committee may permit the deferral of such compensation under a deferred compensation plan of the Employer. If a Performance Target for a Measurement Period is not achieved, the Committee in its sole discretion may determine that all or a portion of an opportunity to receive a General Award (but not a Qualified Performance-Based Award) shall result in an Award based on such criteria as the Committee deems appropriate, including without limitation individual performance or the performance of the specific division, subsidiary, Employer, department, region, or function employing the Eligible Employee. Except as expressly provided below, an opportunity to receive an Award (and any Award actually granted but not yet paid) shall be forfeited if the Eligible Employee terminates employment prior to the date the Award is paid.

(e) In determining whether any Performance Target has been satisfied, the Committee may exclude any or all extraordinary items (as determined under U.S. generally accepted accounting principles), and any other unusual or non-recurring items, including but not limited to, charges or costs associated with restructurings of the Company, discontinued operations and the cumulative effects of accounting changes. In addition, the Committee may adjust any Performance Target for a year as it deems equitable to recognize unusual or non-recurring events affecting the Company, changes in tax laws or accounting procedures, mergers and acquisitions and any other factors as the Committee may determine (including adjustments that would result in the Company’s payment of non-deductible compensation). In the case of Qualified Performance-Based Awards, such exclusions and adjustments may only apply to the extent the Committee specifies in writing (not later than the time Performance Targets are required to be established) which exclusions and adjustments the Committee will apply to determine whether a Performance Target has been satisfied, as well as an objective manner for applying them, or to the extent that the Committee determines that they may apply without adversely affecting the Award’s status as a Qualified Performance-Based Award. To the extent that a Performance Target is based on an increase in the stock price of the Company’s common stock, then in the event of any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, any merger, consolidation, spin-off, reorganization, partial or complete liquidation or other distribution of assets (other than a normal cash dividend), issuance of rights or warrants to purchase securities or any other corporate transaction having an effect similar to any of the foregoing, the Committee shall make or provide for such adjustments in such Performance Target as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Eligible Employees. In the case of a Qualified Performance-Based Award, this shall apply only to the extent the Committee determines it will not adversely affect the Award’s status as a Qualified Performance-Based Award.

(f) The Committee may establish rules and procedures for cases where employment begins after the start of a Measurement Period, or ends before payment of an Award, to the extent they are consistent with the following:

(i) If, before Awards are actually paid for a Measurement Period, an Eligible Employee terminates employment with the Company for reasons other than death, Disability or Retirement, any Award opportunity assigned to the Eligible Employee for the Measurement Period shall be cancelled and any Award granted to the Eligible Employee in respect of that Measurement Period shall be forfeited, provided that the Committee may specify as part of a severance arrangement that an Eligible Employee’s Award shall be prorated based on the number of months the Eligible Employee was an Employee or Eligible Employee (as specified by the Committee) during the Measurement Period compared to the total number of months in the Measurement Period. However, a severance arrangement may not provide a right to a Qualified Performance-Based Award prior to (or without regard to) certification of the Performance Target.

(ii) In the case of an Eligible Employee who is hired by an Employer after the beginning of a Measurement Period, the Committee may in its discretion designate such newly hired Eligible Employee as an Eligible Employee for that Measurement Period, provided that the Committee may specify that such newly hired Eligible Employee’s Award shall be prorated based on the number of months the Eligible Employee was an Employee or Eligible Employee (as specified by the Committee) during the Measurement Period compared to the total number of months in the Measurement Period. A newly hired Eligible Employee may only be granted a Qualified Performance-Based Award to the extent the Eligible Employee’s period of service during the Measurement Period would not cause the Performance Target for such Award to be established later than permitted by Section 5(c).

(iii) An Eligible Employee whose employment terminates during a Measurement Period because of death, Disability or Retirement may, at the discretion of the Committee and under such rules as the Committee may from time to time prescribe, be eligible for consideration for a prorated Award based on the number of full months the Eligible Employee participated in the Plan during the Measurement Period. In the Committee’s discretion, a prorated Award may be paid under the provisions of this paragraph (iii) prior to when the Performance Target is certified (or without regard to whether it is certified), provided that an opportunity to receive a Qualified Performance-Based Award may result in payment of the Award prior to or without certification of the Performance Target only in connection with death or Disability (and not in connection with Retirement).

(iv) An Eligible Employee who is promoted, transferred or otherwise changes positions and who becomes or ceases to be an Eligible Employee during the Measurement Period may, at the discretion of the Committee and under such rules as the Committee may from time to time prescribe, be eligible for a prorated Award based on the number of full months the individual was an Eligible Employee during the Measurement Period compared to the total number of months in the Measurement Period. If the individual is an Eligible Employee for the entire Measurement Period but has a promotion, demotion, or other job change, the Eligible Employee’s Award will be prorated based on the number of months, salary and target award worked in each position. Notwithstanding the foregoing, a promotion or job change cannot (A) increase the amount payable under a Qualified Performance-Based Award as a result of satisfying the Performance Target that is intended to satisfy Code Section 162(m), or (B) cause the Performance Target for a Qualified Performance-Based Award to be established after the time required by Section 5(c).

(v) An Eligible Employee who is on a leave of absence for more than 90 days (consecutive or not) during the Measurement Period may, at the discretion of the Committee and under such rules as the Committee may from time to time prescribe, be eligible for a prorated Award based on the number of full months (rounded to the nearest whole number) worked during the Performance Period pursuant to such rules as the Committee may establish. However, in the case of a Qualified Performance-Based Award, this may not result in payment prior to certification of (or without regard to) achievement of the Performance Target that is intended to satisfy Code Section 162(m).

(g) The maximum dollar amount of compensation that may be paid to an individual Eligible Employee in respect of Qualified Performance-Based Awards for a single calendar year shall be $3 million.

(h) Nothing contained in this Section 5 or elsewhere in this Plan shall eliminate, impair or otherwise affect the right of the Employer to terminate or change the employment of any Eligible Employee at any time, and a person’s eligibility for an Award shall not be deemed to, and shall not, result in any agreement, expressed or implied, by the Employer to retain the person eligible in any specific position or in its employ for the duration of the Measurement Period applicable to such Award opportunity (or until the payment date of an Award, even if an Award is granted).

SECTION 6

CHANGE IN CONTROL OF THE COMPANY

(a) If there is a “Change in Control” of the Company, as hereinafter defined, during any Measurement Period, then, notwithstanding any other provision of this Plan to the contrary, any Eligible Employee holding any Award opportunity shall be irrevocably entitled to receive an amount in cash which is equal to (1) the target award prorated based on the number of months completed in the Measurement Period as of the date of the Change in Control compared to the total number of months in the Measurement Period, or (2) if greater and if the Change in Control occurs during the last three months of the Measurement Period, the projected payout determined on the effective date of the Change in Control. Such payment will be made within 60 days following the Change in Control of the Company.

(b) For purposes of this Section 6, a “Change in Control” of the Company shall be deemed to have occurred upon the occurrence of any of the following events with respect to the Company:

(i)(A) a third “person” (other than an employee benefit plan of the Company), including a “group”, as those terms are used in Section 13(d) of the Securities Exchange Act of 1934, including amendments, or successor statutes of similar intent (the “Exchange Act”), is or becomes the “beneficial owner” (as that term is used in said Section 13(d)) of stock having 20% or more of the total number of votes that may be cast for the election of members of the Board or 20% or more of the fair market value of the Company’s issued and outstanding stock, or (B) the receipt by the Company of any report, schedule, application or other document filed with a state or federal governmental agency or commission disclosing such ownership or proposed ownership.

(ii) approval by the stockholders of the Company of any (A) consolidation or merger or sale of assets of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of stock the Company would be converted into cash, securities or other property, other than a consolidation or merger of the Company in which holders of its common stock immediately prior to the consolidation or merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the consolidation or merger as they held immediately before, or (B) sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets or businesses of the Company;

(iii) As a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a “Transaction”), the persons who are members of the Board before the Transaction shall cease to constitute a majority of the Board or any successor to the Company.

SECTION 7

MISCELLANEOUS

(a) Neither an Award nor any other right or benefit under this Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void and shall not be recognized or given effect by the Company.

(b) The Plan shall at all times be an unfunded payroll practice and no provision shall at any time be made with respect to segregating assets of the Company for payment of any Award. No Eligible Employee or any other person shall have any interest in any particular assets of the Company by reason of the right to receive an Award under the Plan and any such Eligible Employee or any other person shall have only the rights of a general unsecured creditor of the Company.

(c) The amount of applicable Federal, State, or local withholding taxes of any kind required by law to be withheld by the Company shall be withheld from the Award.

(d) The Performance Targets and Awards under the Plan will be administered in a manner to qualify payments of Qualified Performance-Based Awards under the performance-based exception of Code Section 162(m), except when the Committee determines such compliance is not necessary or desirable.

(e) The Company intends for all payments under this Plan to be either exempt from Code Section 409A (“Section 409A”), or to comply with its requirements. Accordingly, to the extent applicable, this Plan shall at all times be operated in accordance with the requirements of Section 409A, and the regulations and rulings thereunder, including any transition rules. The Company shall take action, or refrain from taking any action, with respect to the payments and benefits under this Plan that is reasonably necessary to comply with Section 409A. To the extent necessary to avoid the imposition of an additional tax under Section 409A, the payment of any deferred compensation payable or deliverable under this Plan to an Eligible Employee who is a “specified employee” (as defined in Section 409A and the regulations thereunder), upon the Eligible Employee’s termination of employment shall be delayed for a period of six months and one day after the Eligible Employee’s termination date.

(f) Any person who believes he or she is being denied any benefit or right under the Plan may file a written claim with the Committee. Any claim must be delivered to the Committee within 90 days of the later of the end of the Measurement Period to which the claim relates or the specific event giving rise to the claim. Untimely claims will not be processed and shall be deemed denied. The Committee, or its designated agent, will notify the Eligible Employee of its decision in writing as soon as administratively practicable. Claims not responded to by the Committee in writing within 90 days of the date the written claim is delivered to the Committee shall be deemed denied. The Committee’s decision is final and conclusive and binding on all persons. No lawsuit relating to the Plan may be filed before a written claim is filed with the Committee and is denied or deemed denied and any lawsuit must be filed within one year of such denial or deemed denial or be forever barred.

SECTION 8

AMENDMENT, SUSPENSION OR TERMINATION OF PLAN

The Board may, at any time, amend, suspend or terminate the Plan. The Plan may also be amended by the Committee, provided that all such amendments shall be reported to the Board. No amendments shall become effective unless approved by affirmative vote of the Company’s stockholders if such approval is necessary for the continued validity of the Plan or if the failure to obtain such approval would adversely affect the compliance of the Plan with Section 162(m) of the Code or any other rule or regulation. No amendment or termination shall, when taken as a whole, adversely affect the compliance of any Qualified Performance-Based Award with the performance-based exception to Code Section 162(m), unless the written documents related to such action expressly state the intent to do so.

SECTION 9

GOVERNING LAW

The Plan shall be construed and administered in accordance with the laws of the State of Delaware.

SECTION 10

STOCKHOLDER APPROVAL

The Plan has been adopted by the Board on April 4, 2007, subject to approval of the stockholders at the May 18, 2007 Annual Meeting. The first Awards are intended to be granted in 2009, based on the Measurement Period that begins January 1, 2008.

Appendix B

CITIZENS COMMUNICATIONS COMPANY

AMENDED AND RESTATED 2000 EQUITY INCENTIVE PLAN

(As Amended and Restated Effective May 18, 2007)

SECTION 1

PURPOSE

The purpose of the Citizens Communications Company Amended and Restated 2000 Equity Incentive Plan (the “Plan”) is to provide compensation incentives for high levels of performance and productivity by individuals who provide services to the Company. The Plan is intended to strengthen the Company’s existing operations and its ability to attract and retain outstanding individuals upon whose judgment, initiative and efforts the continued success, growth and development of the Company is dependent, as well as encourage such individuals to have a greater personal financial investment in the Company through ownership of its common stock.

SECTION 2

DEFINITIONS

When used herein, the following terms have the following meanings:

(a) “AFFILIATE” means any company controlled by the Company, controlling the Company or under common control with the Company.

(b) “AWARD” means an award granted to any Eligible Individual in accordance with the provisions of the Plan.

(c) “AWARD AGREEMENT” means the written agreement or certificate evidencing the terms of the Award granted to an Eligible Individual under the Plan.

(d) “BENEFICIARY” means the beneficiary or beneficiaries designated pursuant to Section 11 to receive the amount, if any, payable under the Plan upon the death of an Eligible Individual.

(e) “BOARD” means the Board of Directors of the Company.

(f) A “CHANGE IN CONTROL” shall mean the occurrence of any of the following events with respect to the Company:

(i)(A) a third “person” (other than an employee benefit plan of the Company), including a “group”, as those terms are used in Section 13(d) of the Exchange Act, is or becomes the beneficial owner (as that term is used in said Section 13(d)) of stock having twenty percent (20%) or more of the total number of votes that may be cast for the election of members of the Board or twenty percent (20%) or more of the fair market value of the Company’s issued and outstanding stock, or (B) the receipt by the Company of any report, schedule, application or other document filed with a state or federal governmental agency or commission disclosing such ownership or proposed ownership.

(ii) approval by the stockholders of the Company of any (1) consolidation or merger or sale of assets of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of stock the Company would be converted into cash, securities or other property, other than a consolidation or merger of the Company in which holders of its common stock immediately prior to the consolidation or merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the consolidation or merger as they held immediately before, or (2) sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets or businesses of the Company;

(iii) as a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions

(a “Transaction”), the persons who are members of the Board before the Transaction shall cease to constitute a majority of the Board or any successor to the Company.

(g) “CITIZENS PENSION PLANS” means any of the Company’s non-contributory defined-benefit qualified retirement plans in effect and applicable on the date in question.

(h) “CODE” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. (All citations to Sections of the Code are to such Sections as they are currently designated and reference to such Sections shall include the provisions thereof as they may from time to time be amended or renumbered as well as any successor provisions and any applicable regulations.)

(i) “COMPANY” means Citizens Communications Company and its successors and assigns.

(j) “COMMITTEE” means the Compensation Committee of the Board of Directors of the Company.

(k) “COVERED EMPLOYEE” means any Participating Company employee with respect to whom the Company could be subject to the deductibility limitation imposed by Section 162(m) of the Code.

(l) “DEFERRED STOCK” means Stock credited to an Eligible Individual under the Plan subject to the requirements of Section 8 and such other terms and restrictions as the Committee deems appropriate or desirable.

(m) “EFFECTIVE DATE” means May 18, 2000.

(n) “ELIGIBLE INDIVIDUAL” means a director, officer, or employee of any Participating Company or an individual who performs services for the Company directly or indirectly as a director, consultant or otherwise whose judgment, initiative and efforts, in the judgment of the Committee, foster the continued efficiency, productivity, growth and development of any Participating Company. Where required by the context, “Eligible Individual” includes an individual who has been granted an Award but is no longer performing services for any Participating Company.

(o) “FAIR MARKET VALUE” means, unless another reasonable method for determining fair market value is specified by the Committee, the average of the high and low sales prices of a share of the appropriate Series of Stock as reported by the New York Stock Exchange (or if such shares are listed on another national stock exchange or national quotation system, as reported or quoted by such exchange or system) on the date in question or, if no such sales were reported for such date, for the most recent date on which sales prices were quoted.

(p) “FAMILY MEMBER” AND “FAMILY TRUST” shall have the same meanings as are employed from time to time by the SEC for the purpose of the exception to the rules promulgated by the SEC which limit transferability of stock options and stock awards for purposes of Section 16 of the Exchange Act and/or the use of Form S-8 under the Securities Act. For the purposes of the Plan, the phrases “Family Member” and “Family Trust” shall be further limited, if necessary, so that neither the transfer to a Family Member or Family Trust nor the ability of a Participant to make such a transfer shall have adverse consequences to the Company or a Participant by reason of Section 162(m) of the Code.

(q) “OPTION” means an option to purchase Stock, including Restricted Stock or Deferred Stock, if the Committee so determines, subject to the applicable provisions of Section 5 and awarded in accordance with the terms of the Plan and which may be an incentive stock option qualified under Section 422 of the Code or a nonqualified stock option.

(r) “PARTICIPATING COMPANY” means the Company or any subsidiary or other affiliate of the Company; provided, however, for incentive stock options only, “Participating Company” means the Company, any corporation or other entity which at the time such option is granted under the Plan qualifies as a subsidiary of the Company under the definition of “subsidiary corporation” contained in Section 425(f) of the Code.

(s) “PARTICIPANT” means an Eligible Individual who has been or is being granted an Award. When required by the context, the definition of Participant shall include an individual who has been granted an Award but is no longer an employee of any Participating Company.

(t) “PERFORMANCE-BASED EXCEPTION” means the performance-based exception to the deductibility limitation of Section 162(m) of the Code.

(u) “PERFORMANCE PERIOD” means a period of one or more years over which performance is measured in connection with an Award that is intended to meet the requirements of the Performance-Based Exception.

(v) “PERFORMANCE SHARE” means a performance share subject to the requirements of Section 6 and awarded in accordance with the terms of the Plan.

(w) “PHANTOM STOCK” means a unit whose value is determined solely by reference to the value of one or more shares of Stock. Awards of Phantom Stock may be made pursuant to Section 9.

(x) “PLAN” means the Citizens Communications Company Amended and Restated 2000 Equity Incentive Plan, as the same may be amended, administered or interpreted from time to time.

(y) “RESTRICTED STOCK” means Stock delivered under the Plan subject to the requirements of Section 7 and such other terms and restrictions as the Committee deems appropriate or desirable.

(z) “SEC” means the Securities and Exchange Commission. “Exchange Act” means the Securities Exchange Act of 1934. “Rule 16b-3” shall mean such rule promulgated by the SEC under the Exchange Act and, unless the circumstances require otherwise, shall include any other rule or regulation adopted under Sections 16(a) or 16(b) of the Exchange Act relating to compliance with, or an exemption from, Section 16(b). “Securities Act” means the Securities Act of 1933. Reference to any section of the Securities Act, Exchange Act or any rule promulgated thereunder shall include any successor section or rule.

(aa) “STOCK” means the Common Stock of the Company and any successor Common Stock.

(bb) “TERMINATION WITHOUT CAUSE” means termination of employment with a Participating Company by the employer for any reason other than death, Total Disability or termination for deliberate, willful or gross misconduct, and also means voluntary termination of employment by employee.

(cc) “TOTAL DISABILITY” means the complete and permanent inability of an Eligible Individual to perform all of his or her duties under the terms of his or her employment with any Participating Company, as determined by the Committee upon the basis of such evidence, including independent medical reports and data, as the Company deems appropriate or necessary.

SECTION 3

SHARES SUBJECT TO THE PLAN

(a) Subject to adjustment as provided in Section 14 hereof, 13,517,241 shares of Stock (representing the 12,500,000 shares of Stock previously approved by the Company’s stockholders, as adjusted pursuant to Section 14 of the Plan) are hereby reserved for issuance pursuant to Awards under the Plan. Awards of Phantom Stock or share units that, by the terms of such Awards, are payable solely in cash shall not be subject to such limit; provided, however, that such Awards shall be subject to a separate limit such that the value of all such Awards granted under the Plan, measured as of the date of grant, shall be determined by reference to no more than 1,000,000 shares of Stock. Shares of Stock reserved for issuance under the Plan shall be made available either from authorized and unissued shares, shares held by the Company in its treasury or reacquired shares. The term “issued” shall include all deliveries to a Participant of shares of Stock pursuant to Awards under the Plan. The Committee may, in its discretion, decide to award other shares issued by the Company that are convertible into Stock or make such shares subject to purchase by an option, in which event the maximum number of shares of Stock into which such shares may be converted shall be used in applying the aggregate share limit under this Section 3 and all provisions of the Plan relating to Stock shall apply with full force and effect with respect to such convertible shares.

(b) If, for any reason, any shares of Stock awarded or subject to purchase or issuance under the Plan are not delivered or are reacquired by the Company for reasons including, but not limited to, a forfeiture of Restricted Stock or Deferred Stock or termination, expiration or a cancellation of an Option or a Performance Share, such shares of Stock shall be deemed not to have been issued pursuant to Awards under the Plan, or to have been subject to the Plan; provided, however, that the counting of shares of Stock subject to Awards granted under the

Plan against the number of shares available for further Awards shall in all cases conform to the requirements of Rule 16b-3 under the Exchange Act.

(c) With respect to any Award constituting an Option granted to any Eligible Individual who is a Covered Employee that is canceled, the number of shares of Stock originally subject to such Award shall continue to count in accordance with Section 162(m) of the Code.

(d) Unless the Committee otherwise determines, shares of Stock received by the Company in connection with the exercise of Options by delivery of shares or in connection with the payment of withholding taxes shall reduce the number of shares deemed to have been issued pursuant to Awards under the Plan for the limit set forth in Section 3(a) hereof.

SECTION 4

GRANT OF AWARDS AND AWARD AGREEMENTS

(a) Subject to and in furtherance of the provisions of the Plan, the Committee shall (i) determine and designate from time to time those Eligible Individuals or groups of Eligible Individuals to whom Awards are to be granted; (ii) grant Awards to Eligible Individuals; (iii) determine the form or forms of Award to be granted to any Eligible Individual; (iv) determine the amount or number of shares of Stock, including Restricted Stock or Deferred Stock if the Committee so determines, subject to each Award; (v) determine the terms and conditions (which need not be identical) of each Award; (vi) determine the rights of each Participant after employment has terminated and the periods during which such rights may be exercised; (vii) establish and modify performance objectives; (viii) determine whether and to what extent Eligible Individuals shall be allowed or required to defer receipt of any Awards or other amounts payable under the Plan to the occurrence of a specified date or event; (ix) determine the price at which shares of Stock may be offered under each Award which price may, except in the case of Options, be zero; (x) permit cashless exercise of Options and other Awards of a sale, loan or other nature covering exercise prices and/or income taxes; (xi) interpret, construe and administer the Plan and any related Award Agreement and define the terms employed therein; and (xii) make all of the determinations necessary or advisable with respect to the Plan or any Award granted thereunder. Awards granted to different Eligible Individuals or Participants need not be identical and, in addition, may be modified in different respects by the Committee.

(b) Each Award granted under the Plan shall be evidenced by a written Award Agreement, in a form approved by the Committee. Such agreement shall be subject to and incorporate the express terms and conditions, if any, required under the Plan or as required by the Committee for the form of Award granted and such other terms and conditions as the Committee may specify.

(c) The Committee may, prospectively or retroactively, modify or amend the terms of any Award granted under the Plan or waive any restrictions or conditions applicable to any Award or the exercise or realization thereof (except that the Committee may not undertake any such modifications, amendments or waivers if the effect thereof, taken as a whole, adversely and materially affects the rights of any recipient of previously granted Awards without his or her consent, unless such modification, amendment or waiver is necessary or desirable for the continued validity of the Plan or its compliance with Rule 16b-3 or any other applicable law, rule or regulation or pronouncement or to avoid any adverse consequences under Section 162(m) of the Code or any requirement of a securities exchange or association or regulatory or self-regulatory body). Notwithstanding the foregoing, no such amendment, modification or waiver may alter the terms of any Option to reduce the Option price per share. Further, the Committee may not, without the approval of shareholders, cancel any outstanding Option and replace it with a new Option with a lower Option price where the economic effect would be the same as reducing the Option price of the cancelled Option.

(d) In any calendar year, no Eligible Individual may receive Awards covering more than 2,000,000 shares of the Company’s Stock if the Award is denominated in or valued by reference to a number of shares. Such number of shares shall be adjusted in accordance with Section 14 hereof. In addition, with respect to Phantom Stock and/or Performance Shares that are denominated in dollars and payable in cash, no Eligible Individual may receive Awards in excess of $750,000 in any calendar year.

SECTION 5

STOCK OPTIONS

(a) With respect to the Options and stock appreciation rights (“SARs”), the Committee shall (i) authorize the granting of incentive stock options, nonqualified stock options, SARs or a combination of incentive stock options, nonqualified stock options and SARs; (ii) determine the number of shares of Stock subject to each Option or the number of shares of Stock that shall be used to determine the value of a SAR; (iii) determine whether such Stock shall be Restricted Stock or, with respect to nonqualified stock options, Deferred Stock; (iv) determine the time or times when and the manner in which each Option shall be exercisable and the duration of the exercise period; and (v) determine whether or not all or part of each Option may be canceled by the exercise of a SAR; provided, however, that the aggregate Fair Market Value (determined as of the date of Option is granted) of the Stock (disregarding any restrictions in the case of Restricted Stock) for which incentive stock options granted to any Eligible Individual under this Plan may first become exercisable in any calendar year shall not exceed $100,000, and provided, further, that, effective June 30, 2003, no non-employee director shall be permitted to receive his annual retainer fees in the form of Options.

(b) The exercise period for a nonqualified stock option shall be 10 years from the date of grant or such shorter period as may be specified by the Committee at the time of grant. The exercise period for an incentive stock option, including any extension which the Committee may from time to time decide to grant, shall not exceed 10 years from the date of grant; provided, however, that, in the case of an incentive stock option granted to an Eligible Individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (a “10% Stockholder”), such period, including extensions, shall not exceed five years from the date of grant.

(c) The Option price per share shall be determined by the Committee at the time any Option is granted and shall be not less than the Fair Market Value, or, in the case of an incentive stock option granted to a 10% Stockholder, 110% of the Fair Market Value, disregarding any restrictions in the case of Restricted Stock or Deferred Stock, on the date the Option is granted, as determined by the Committee; provided, however, that such price shall be at least equal to the par value of one share of Stock; provided further, however, that in the discretion of the Committee in the case of a nonstatutory stock option, the Option price per share may be less than the Fair Market Value in the case of an Option granted in order to induce an individual to become an employee of a Participating Company or in the case of an Option granted to a new or prospective employee in order to replace stock options or other long-term incentives under a program maintained by a prior employer which are forfeited or cease to be available to the new employee by reason of his termination of employment with his prior employer.

(d) No part of any Option may be exercised (i) until the Participant who has been granted the Award shall have remained in the employ of a Participating Company for such period after the date on which the Option is granted as the Committee may specify and (ii) until achievement of such performance of other criteria, if any, by the Participant, as the Committee may specify. An Option shall commence to be exercisable no earlier than six months following the date the Option is granted. The Committee may further require that an Option become exercisable in installments.

(e) Except as otherwise provided in the Plan, the purchase price of the shares as to which an Option shall be exercised shall be paid to the Company at the time of exercise either in cash or in such other consideration as the Committee deems appropriate, including, Stock, or with respect to nonqualified options, Restricted Stock or Deferred Stock, already owned by the optionee (subject to any minimum holding period specified by the Committee), having a total Fair Market Value, as determined by the Committee, equal to the purchase price, or a combination of cash and such other consideration having a total Fair Market Value, as so determined, equal to the purchase price; provided, however, that if payment of the exercise price is made in whole or in part in the form of Restricted Stock or Deferred Stock, the Stock received upon the exercise of the Option shall be Restricted Stock or Deferred Stock, as the case may be, at least with respect to the same number of shares and subject to the same restrictions or other limitations as the Restricted Stock or Deferred Stock paid on the exercise of the Option. The Committee may provide that a Participant who delivers shares of Stock to the Company, or sells shares of Stock and applies all of the proceeds, (a) to pay, or reimburse the payment of the exercise price of shares of Stock acquired under an employee stock option or to purchase shares of Stock under an employee award or grant, an employee purchase plan or program or any other stock-based employee benefit or incentive plan, (whether or not such award or grant is under this Plan) and/or (b) to pay federal or state income taxes resulting from the exercise of such options or the purchase of shares of Stock pursuant to any such grant, award, plan or program, shall receive a replacement Option under this Plan to purchase a number of shares of Stock equal to the number of shares of Stock delivered to the Company, or sold, the proceeds of the sale of which are applied as aforesaid in this sentence. The replacement Option shall have an exercise price equal to Fair Market Value on the date of such payment and shall include such other terms and conditions as the Committee may specify.

(f)(i) Upon the Termination Without Cause of a Participant holding Options, his or her Options may be exercised to the extent exercisable on the date of Termination Without Cause, at any time and from time to time within 90 days of the date of such termination. The Committee, however, in its discretion, may provide that any Option of such a Participant which is not exercisable by its terms on the date of Termination Without Cause will become exercisable in accordance with a schedule (which may extend the time limit referred to above, but not later than the final expiration date specified in the Option Award Agreement) to be determined by the Committee at any time during the period that any other Options held by the Participant are exercisable.

(ii) Upon the death, retirement, or Total Disability (during a Participant’s employment or within three months after the termination of employment for any reason other than termination for cause) of a Participant holding an Option or SAR, his or her Options and SARs may be exercised only to the extent exercisable at the time of death, retirement or Total Disability (or such earlier termination of employment), at any time and from time to time 90 days after such death, retirement or Total Disability. Notwithstanding the foregoing, for all Options or SARs that were awarded prior to December 1, 2004, such Options and SARs may be exercised only to the extent exercisable at the time of death, or Total Disability (or such earlier termination of employment) from time to time (A) in the event of death or Total Disability, within the 12 months following death or Total Disability or (B) in the event of such termination of employment followed by death or Total Disability within the 3 months after such termination, within the 12 months following such termination. The Committee, however, in its discretion, may provide that any Options outstanding but not exercisable at the date of the first to occur of death, retirement or Total Disability will become exercisable in accordance with a schedule (which may extend the limits referred to above, but not to a date later than the final expiration date specified in such Option Award Agreement) to be determined by the Committee at any time during the period while any other Option held by the Participant is exercisable.

(iii) Upon death, Total Disability, retirement, or Termination Without Cause of a Participant holding an Option(s) who is immediately eligible to receive benefits under the terms of the Citizens Pension Plans, his or her Options or SARs that were awarded prior to December 1, 2004, may be exercised in full as to all shares covered by Option Award Agreements (whether or not then exercisable) at any time, or from time to time, but no later than the expiration date specified in such Option Award Agreement as specified in Section 5(b) above or, in the case of incentive Options, within one year following such death, Total Disability or Termination Without Cause. This subsection (iii) does not apply to any Option or SAR that was awarded on or after December 1, 2004.

(iv) If the employment of a Participant holding an Option is terminated for deliberate, willful or gross misconduct, as determined by the Company, all rights of such Participant and any Family Member or Family Trust or other transferee to which such Participant has transferred his or her Option shall expire upon receipt by the Participant of the notice of such termination.

(v) In the event of the death of a Participant, his or her Options may be exercised by the person or persons to whom the Participant’s rights under the Option pass by will, or if no such person has such right, by his or her executors or administrators or Beneficiary. The death of a Participant after Total Disability or Termination Without Cause will not adversely effect the rights of a Participant or anyone entitled to the benefits of such Option.

(g) Except as otherwise determined by the Committee, no Option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution, unless the Committee determines that an Option may be transferred by a Participant to a Family Member or Family Trust or other transferee. Such transfer shall be evidenced by a writing from a grantee to the Committee or Committee’s designee on a form established by the Committee. Absent an authorized transfer during the lifetime of the Participant, an Option shall be exercisable only by him or her by his or her guardian or legal representative.

(h) With respect to an incentive stock option, the Committee shall specify such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify such Option as an incentive stock option within the meaning of Section 422 of the Code.

(i) If authorized by the Committee in its sole discretion, the Company may accept the surrender of the right to exercise any Option granted under the Plan as to all or any of the shares of Stock as to which the Option is then exercisable, in exchange for payment to the optionee (in cash or shares of Stock valued at the then Fair Market Value) of an amount not to exceed the difference between the option price and the then Fair Market Value of the shares as to which such right to exercise is surrendered.

SECTION 6

PERFORMANCE SHARES

(a) The Committee shall determine a Performance Period and shall determine the performance targets for Performance Shares. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

(b) Performance targets may vary from Participant to Participant and between groups of Participants and shall be based upon such performance criteria or combination of factors as the Committee may deem appropriate. For Performance Shares that are intended to qualify under the Performance-Based Exception, the Committee will establish in writing, during the first 90 days of the specified Performance Period, one or more specified performance targets and the maximum reward upon achievement of such performance targets. The Committee may also establish lower reward levels for lower levels of achievement of the specified performance targets. No payment will be made under such Performance Shares if the minimum performance target for the Performance Shares is not met. The performance targets to be used for this purpose may be based on any of the following business performance measures: earnings before income taxes, depreciation and amortization, or EBITDA; operating cash flow; free cash flow; free cash flow per share; earnings per share; economic value added; revenue; net income; operating profit; operating margin; total return to stockholders; debt/capital ratio; return on total capital; return on equity or assets; cost control; common stock price; capital expenditures; price/earnings growth ratio; and book value per share. The Committee may establish other performance measures for Performance Shares that are not intended to qualify under the Performance-Based Exception. The performance targets may be measured individually, alternatively or in any combination, and they may be established based on Company-wide objectives or objectives related to a specific division, subsidiary, affiliate, department, region or function in which the Participant is employed. If more than one performance target is specified by the Committee, the Committee shall also specify, in writing, whether one, all or some other number of such performance targets must be attained in order for such Award to qualify for the Performance-Based Exception. The Committee may provide in writing, as part of establishing the performance targets, for how performance will be measured against a target to reflect the impact of special charges or income, accounting or tax law changes and any other extraordinary or nonrecurring items.

(c) If during the course of a Performance Period there shall occur a significant event as determined by the Committee, including, but not limited to, a reorganization of the Company, which the Committee expects to have a substantial effect on a performance target applicable to a Performance Share for such period, the Committee may (following the occurrence of the event) adjust the targets applicable to the Performance Share, or provide for the manner in which performance will be measured against the targets with respect to the Performance Share, to reflect the impact of the event, provided that such action will not adversely affect the availability of the Performance-Based Exception with respect to the Performance Share.

(d) If a Participant terminates service with all Participating Companies during a Performance Period because of death, Total Disability, or a significant event, as determined by the Committee, that Participant shall be entitled to payment in settlement of each Performance Share for which the Performance Period was prescribed (i) based upon the performance targets satisfied at the end of such period and (ii) prorated for the portion of the Performance Period during which the Participant was employed by any Participating Company; provided, however, the Committee may provide for an earlier payment in settlement of such Performance Share in such amount and under such terms and conditions as the Committee deems appropriate or desirable with the consent of the Participant. If a Participant terminates service with all Participating Companies during a Performance Period for any other reason, then such Participant shall not be entitled to any payment with respect to that Performance Period unless the Committee shall otherwise determine.

(e) Each Performance Share may be paid in whole shares of Stock, including Restricted Stock or Deferred Stock (together with any cash representing fractional shares of Stock), or cash, or a combination of Stock and cash either as a lump sum payment or in annual installments, all as the Committee shall determine, at the time of grant of the Performance Share or otherwise, commencing as soon as practicable after the end of the relevant Performance Period. Any dividends or distributions payable on Performance Shares (or the equivalent as specified in the grant), other than cash dividends representing the periodic distribution of profits which shall be retained by the Company, shall be paid over to the Participant when and if payment is made of the underlying Performance Shares, unless the grant provides otherwise. Except as otherwise provided in this Section 6, no Performance Shares awarded to Participants shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Performance Period unless the Committee determines that an Award may be transferred to a Family Member or Family Trust or other transferee.

SECTION 7

RESTRICTED STOCK

(a) Restricted Stock may be received by a Participant either as an Award or as the result of an exercise of an Option or as payment for a Performance Share. Restricted Stock shall be subject to a restriction period (after which restrictions shall lapse) which shall mean a period commencing on the date the Award is granted and ending on such date or upon the achievement of such performance or other criteria as the Committee shall determine (the “Restriction Period”). The Committee may provide for the lapse of restrictions in installments where deemed appropriate. To the extent that Restricted Stock is intended to qualify under the Performance-Based Exception, the grant of the Restricted Stock shall be conditioned on (or the applicable restrictions on the Restricted Stock shall include) the achievement during a Performance Period of one or more performance targets based on one or more of the performance measures specified in Section 6. In this case, the rules in Section 6 for specifying and applying performance targets, for establishing the maximum reward and any lesser reward levels, and for otherwise complying with the Performance-Based Exception shall apply.

(b) Except as otherwise provided in this Section 7, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period unless the Committee determines that an Award may be transferred by a Participant to a Family Member or Family Trust or other transferee; provided, however, that for Awards of Restricted Shares that were made prior to December 1, 2004, the Restriction Period for any Participant shall expire and all restrictions on shares of Restricted Stock shall lapse upon the Participant’s (i) death, (ii) Total Disability or (iii) Termination Without Cause where the Participant is immediately eligible to receive benefits under the terms of Citizens Pension Plans, or with the consent of the Company, or upon some significant event, as determined by the Committee, including, but not limited to, a reorganization of the Company.

(c) Except for those circumstances specifically identified in the preceding subsection (b) that apply to Awards of Restricted Shares that were made prior to December 1, 2004, if a Participant’s employment with all Participating Companies terminates for any reason or in the event of the Participant’s death, in each case, before the expiration of the Restriction Period, all shares of Restricted Stock still subject to restriction shall, unless the Committee otherwise determines within 90 days after such termination, be forfeited by the Participant and shall be reacquired by the Company, and, in the case of Restricted Stock purchased through the exercise of an Option, the Company shall refund the purchase price paid on the exercise of the Option.

(d) The Committee may require under such terms and conditions as it deems appropriate or desirable that the certificates for Restricted Stock delivered under the Plan may be held in custody until the Restriction Period expires or until restrictions thereon otherwise lapse, and may require as a condition of any receipt of Restricted Stock that the Participant shall have delivered a stock power endorsed in blank relating to the Restricted Stock.

(e) Nothing in this Section 7 shall preclude a Participant from exchanging any shares of Restricted Stock subject to the restrictions contained herein for any other shares of Stock that are similarly restricted.

(f) Unless the Award Agreement provides otherwise, amounts equal to any cash dividends representing the periodic distributions of profits declared and payable during the Restriction Period with respect to the number of shares of Restricted Stock credited to a Participant shall be paid to the Participant within 30 days after each dividend becomes payable, unless, at the time of the Award, the Committee determines that the dividends should be reinvested in additional shares of Restricted Stock, in which case additional shares of Restricted Stock shall be credited to the Participant based on the Stock’s Fair Market Value at the time of each such dividend, or unless the Committee specifies otherwise. All dividends or distributions payable on shares (other than cash dividends representing periodic distributions of profits) of Restricted Stock (or the equivalent as specified in the grant) shall be paid over to the Participant when and if as restrictions lapse on the underlying shares of Restricted Stock, unless the grant provides otherwise.

SECTION 8

DEFERRED STOCK

(a) Deferred Stock may be credited to an Eligible Individual either as an Award or as the result of an exercise of an Option or as payment for a Performance Share. Deferred Stock shall be subject to a deferral period which shall mean a period commencing on the date the Award is granted and ending on such date or upon the achievement of such performance or criteria as the Committee shall determine (the “Deferral Period”). The Committee may provide for the expiration of the Deferral Period in installments where deemed appropriate. To the extent that Deferred Stock is intended to qualify under the Performance-Based Exception, either the initial grant or the ultimate payout of the Deferred Stock shall be made subject to the achievement during a Performance Period of one or more performance targets based on one or more of the performance measures specified in Section 6. In this case, the rules in Section 6 for specifying and applying performance targets, for establishing the maximum reward and any lesser reward levels, and for otherwise complying with the Performance-Based Exception shall apply.

(b) Except as otherwise provided in this Section 8, no Deferred Stock credited to Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Deferral Period unless the Committee determines that an Award may be transferred to a Family Member or Family Trust or other transferee; provided, however, the Deferral Period for any Participant shall expire upon the Participant’s (i) death, (ii) Total Disability or (iii) Termination Without Cause where the Participant is immediately eligible to receive benefits under the terms of Citizens Pension Plans, or an earlier age with the consent of the Company, or upon some significant event, as determined by the Committee, including, but not limited to, a reorganization of the Company.

(c) At the expiration of the Deferral Period (and subject to the satisfaction of any performance conditions on payout), the Participant shall be entitled to receive a certificate pursuant to Section 10 for the number of shares of Stock equal to the number of shares of Deferred Stock credited on his or her behalf. Unless the Award Agreement provides otherwise, amounts equal to any cash dividends representing the periodic distributions of profits declared and payable during the Deferral Period with respect to the number of shares of Deferred Stock credited to a Participant shall be paid to such Participant within 30 days after each dividend becomes payable unless, at the time of the Award, the Committee determined that such dividends should be reinvested in additional shares of Deferred Stock, in which case additional shares of Deferred Stock shall be credited to the

Participant based on the Stock’s Fair Market Value at the time of each such dividend, or unless the Committee specifies otherwise. All dividends or distributions payable on shares (other than cash dividends representing periodic distributions of profits) of Deferred Stock (or the equivalent as specified in the grant) shall be paid over to the Participant when the Deferral Period ends, unless the grant provides otherwise.

(d) If a Participant terminates employment with all Participating Companies for any reason other than under the circumstances referred to in clause (b) before the expiration of the Deferral Period, all shares of Deferred Stock shall, unless the Committee otherwise determines within 90 days after such termination, be forfeited by the Participant, and, in the case of Deferred Stock purchased through the exercise of an Option, the Company shall refund the purchase price paid on the exercise of the Option.

SECTION 9

OTHER STOCK-BASED AWARDS

Phantom Stock may be credited to an Eligible Individual either as an Award or as the result of an exercise of an Option or as payment for a Performance Share. Each share of Phantom Stock may be paid in whole shares of Stock, including Restricted Stock or Deferred Stock (together with any cash representing fractional shares of Stock), or cash, or a combination of Stock and cash either as a lump sum payment or in annual installments, all as the Committee shall determine, at the time of grant of the Phantom Stock or otherwise, commencing as soon as practicable after the payment date designated by the Committee. Any dividends or distributions payable on Phantom Stock (or the equivalent as specified in the grant), other than cash dividends representing the periodic distribution of profits which shall be retained by the Company, shall be paid over to the Participant when and if payment is made of the underlying Phantom Stock, unless the grant provides otherwise. To the extent that Phantom Stock is intended to qualify under the Performance-Based Exception, either the initial grant or the ultimate payment of the Phantom Stock shall be made subject to the achievement during a Performance Period of one or more performance targets based on one or more of the performance measures specified in Section 6. In this case, the rules in Section 6 for specifying and applying performance targets, for establishing the maximum reward and any lesser reward levels, and for otherwise complying with the Performance-Based Exception shall apply.

Except as otherwise provided in this Section 9, no Phantom Stock awarded to Participants shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of unless the Committee determines that an Award may be transferred to a Family Member or Family Trust or other transferee.

The Committee may grant other Awards under the Plan which are denominated in stock units or pursuant to which shares of Stock may be acquired, including Awards valued using measures other than market value or Fair Market Value, if deemed by the Committee in its discretion to be consistent with the purposes of the Plan. Subject to the terms of the Plan, the Committee shall determine the form of such Awards, the number of shares of Stock to be granted or covered pursuant to such Awards and all other terms and conditions of such Awards. To the extent that any such Award is intended to qualify under the Performance-Based Exception, either the initial grant or the ultimate payout of the Award shall be made subject to the achievement during a Performance Period of one or more performance targets based on one or more of the performance measures specified in Section 6. In this case, the rules in Section 6 for specifying and applying performance targets, for establishing the maximum reward and any lesser reward levels, and for otherwise complying with the Performance-Based Exception shall apply.

SECTION 10

CERTIFICATES FOR AWARDS OF STOCK

(a) Subject to Section 7(d), each Participant entitled to receive shares of Stock under the Plan shall be issued a certificate for such shares or have their shares registered for their account in book entry form by the Company’s transfer agent. In the instance of a certificate, such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend reciting the terms, conditions and restrictions, if any, applicable to such shares and shall be subject to appropriate stop-transfer orders.

(b) The Company shall not be required to issue or deliver any shares or certificates for shares of Stock prior to (i) the listing of such shares on any stock exchange or quotation system on which the Stock may then be listed or quoted, and (ii) the completion of any registration, qualification, approval or authorization of such shares under any federal or state law, or any ruling or regulation or approval or authorization of such shares under any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

(c) All shares and certificates for shares of Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the SEC, any stock exchange upon which the Stock is then listed and any applicable federal or state securities or regulatory laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The foregoing provisions of this Section 10(c) shall not be effective if and to the extent that the shares of Stock delivered under the Plan are covered by an effective and current registration statement under the Securities Act, or if the Committee determines that application of such provisions is no longer required or desirable. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

(d) Except for the restrictions on Restricted Stock under Section 7, each Participant who receives an award of Stock shall have all of the rights of a stockholder with respect to such shares, including the right to vote the shares and receive dividends and other distributions. No Participant awarded an Option, a Performance Share or Deferred Stock shall have any right as a stockholder with respect to any shares subject to such Award prior to the date of issuance to him or her of certificate or certificates for such shares.

No Participant awarded Phantom Stock or other share units shall have any right as a stockholder with respect to any shares whose value is used to determine the value of such Phantom Stock or share units; provided, however, that this sentence shall not preclude any Award of Phantom Stock or share units from providing dividend equivalent rights or payouts to the Participant in the form of shares of the Company’s Stock (and the Participant shall have full stockholder rights with respect to any such paid out shares).

SECTION 11

BENEFICIARY

(a) Each Eligible Individual shall file with the Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive the Award, if any, payable under the Plan upon his or her death. An Eligible Individual may from time to time revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Eligible Individual’s death, and in no event shall it be effective as of a date prior to such receipt.

(b) If no such Beneficiary designation is in effect at the time of an Employee’s death, or if no designated Beneficiary survives the Eligible Individual or if such designation conflicts with law, the Eligible Individual’s estate shall be entitled to receive the Award, if any, payable under the Plan upon his or her death. If the Committee is in doubt as to the right of any person to receive such Award, the Company may retain such Award, without liability for any interest thereon, until the Committee determines the right thereto, or the Company may pay such Award into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Company therefor.

SECTION 12

ADMINISTRATION OF THE PLAN

(a) The Plan shall be administered by the Committee, as appointed by the Board and serving at the Board’s pleasure. Each member of the Committee shall be both a member of the Board and shall satisfy the “non-employee director” or similar successor requirements, if any, of Rule 16b-3 under the Exchange Act and the “outside director” or similar successor requirements, if any, of Section 162(m) of the Code and the regulations promulgated thereunder.

(b) All decisions, determinations or actions of the Committee made or taken pursuant to grants of authority under the Plan shall be made or taken in the sole and absolute discretion of the Committee and shall be final, conclusive and binding on all persons for all purposes.

(c) The Committee shall have full power, discretion and authority to interpret, construe and administer the Plan and any part thereof and any related Award Agreement and define the terms employed in the Plan or any agreement, and its interpretations and constructions thereof and actions taken thereunder shall be final, conclusive and binding on all persons for all purposes.

(d) The Committee shall have full power, discretion and authority to prescribe and rescind rules, regulations and policies for the administration of the Plan.

(e) The Committee’s decisions and determinations under the Plan and with respect to any Award granted thereunder need not be uniform and may be made selectively among Awards, Participants or Eligible Individuals, whether or not such Awards are similar or such Participants or Eligible Individuals are similarly situated.

(f) The Committee shall keep minutes of its actions under the Plan. The act of a majority of the members present at a meeting duly called and held shall be the act of the Committee. Any decision or determination reduced to writing and signed by all members of the Committee shall be fully as effective as if made by unanimous vote at a meeting duly called and held.

(g) The Committee may employ such legal counsel, including without limitation independent legal counsel and counsel regularly employed by the Company, consultants and agents as the Committee may deem appropriate for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computations received from any such consultant or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including without limitation, meeting fees and expenses and professional fees, shall be paid by the Company.

(h) No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. Each member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against all cost or expense (including counsel fees and expenses) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with the Plan unless arising out of such member’s or former member’s own fraud or bad faith. Such indemnification shall be in addition (without duplication) to any rights to indemnification or insurance the members or former members may have as directors or under the by-laws of the Company or otherwise.

(i) The Committee’s determination that an Option, Performance Share, Restricted Stock, Deferred Stock or other Stock-based Awards may be transferred by a Participant to a Family Member or Family Trust or other transferee may be set forth in determinations pursuant to Section 12(c), rules and regulations of general application adopted pursuant to Section 12(d), in the written Award Agreement, or by a writing delivered to the Participant made any time after the relevant Award or Awards have been granted, on a case-by-case basis, or otherwise. In any event, the transferee or Family Member or Family Trust shall agree in writing to be bound by all the provisions of the Plan and the Award Agreement, and in no event shall any such transferee have greater rights under such Award than the Participant effecting such transfer.

(j) With respect to credits, shares, cash or other property credited to a Participant by reason of dividends or distributions, if the Committee shall so determine, all such credits, shares, cash or other property to a Participant shall be paid to the Participant periodically at the end of the applicable period, whether or not the performance, employment or other standards (or lapse of time) upon which such Award is conditioned have been satisfied. In addition, the Committee may determine to include in Award Agreements granting Options a provision to the effect that (a) an amount equal to any dividends (payable in cash or other property) paid after the grant of the Option and before to the exercise of such Option with respect to the number of shares of Stock subject to such Option shall be credited to a Participant and, if the Award Agreement so provides, thereafter paid to such Participant within 30 days after each dividend becomes payable or, (b) if the Committee so determines, such Award shall be reinvested in additional shares of Stock, in which case such additional shares of Stock shall be credited to the Participant based on the Stock’s Fair Market Value at the time of payment of each such dividend. In the latter event, if the Committee so determines, such additional shares of Stock shall be delivered to the Participant (whether or not such Option is exercised) at the time that such Option ceases to be exercisable in accordance with its terms or otherwise.

SECTION 13

AMENDMENT OR DISCONTINUANCE

The Board may, at any time, amend or terminate the Plan. The Plan may also be amended by the Committee, provided that all such amendments shall be reported to the Board. No amendments shall become effective unless approved by affirmative vote of the Company’s stockholders if such approval is necessary or desirable for the continued validity of the Plan or if the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 or any successor rule under the Exchange Act or Section 162(m) of the Code or any other rule or regulation. No amendment or termination shall, when taken as a whole, adversely and materially affect the rights of any Participant who has received a previously granted Award without his or her consent unless the amendment or termination is necessary or desirable for the continued validity of the Plan or its compliance with Rule 16b-3 or any other applicable law, rule or regulation or pronouncement or to avoid any adverse consequences under Section 162(m) of the Code or any requirement of a securities exchange or association or regulatory or self-regulatory body).

SECTION 14

ADJUSTMENTS IN EVENT OF CHANGE IN COMMON STOCK

In the event of a change in corporate capitalization, stock split or stock dividend, the number of shares purchasable upon exercise of an Option shall be increased to the new number of shares which result from the shares covered by the Option immediately before the change, split or dividend. The purchase price per share shall be reduced proportionately and the total purchase price will remain the same.

In the event of any other change in corporate capitalization, or a corporate transaction, such as any merger of a corporation into another corporation, any consolidation of two or more corporations into another corporation, any separation of a corporation (including a spinoff or other distribution of stock or property by a corporation), any reorganization of a corporation (whether or not such reorganization comes within the definition of such term in Section 368 of the Code), or any partial or complete liquidation by a corporation or other similar event which could distort the implementation of the Plan or the realization of its objectives, the Committee shall make an appropriate adjustment in the number of shares of Stock (i) which are covered by the Plan, (ii) which may be granted to any one Eligible Individual and which are subject to any Award, and the purchase price therefor, and in terms, conditions or restrictions on securities as the Committee deems equitable, with the objective that the securities covered under the Plan or an Award shall be those securities which a Participant would have received if he or she had exercised his or her Option prior to the event or been entitled to his or her Restricted or Deferred Stock or Performance Shares.

All such events occurring between the effective date of the Option and its exercise shall result in an adjustment to the Option terms.

SECTION 15

CHANGE IN CONTROL

Awards may include, or may incorporate from any relevant guidelines adopted by the Committee, terms which provide that any or all of the following actions or consequences, with any modifications adopted by the Committee, may occur as a result of, or in anticipation of, any Change in Control to assure fair and equitable treatment of Participants:

(a) Any Options outstanding at least six months as of the date of Change in Control shall, if held by a current employee of the Company, become immediately exercisable in full. In addition, all Participants may, regardless of whether still an employee of the Company, elect to cancel all or any portion of any Option or Award no later than 90 days after the Change in Control, in which event the Company shall pay to such electing Participant, an amount in cash equal to the excess, if any, of the Current Market Value (as defined below) of the shares of Stock, including Performance Shares, Restricted Stock or Deferred Stock, subject to the Option or of the portion thereof so canceled over the option price for such shares; provided, however, that no Participant shall have the right to elect cancellation unless and until at least 6 months have elapsed after the date of grant of the Option.

(b) Any Performance Periods shall end and the Company shall pay each Participant an amount in cash equal to the value of such Participant’s Performance Shares, if any, based upon the Stock’s Current Market Value in full settlement of such Performance Shares.

(c) Any Restriction Periods shall end and the Company shall pay each Participant an amount in cash equal to the Current Market Value of the Restricted Stock held by, or on behalf of, each Participant in exchange for such Restricted Stock.

(d) Any Deferral Period shall end and the Company shall pay to each Participant an amount in cash equal to the Current Market Value of the number of shares of Stock equal to the number of shares of Deferred Stock credited to such Participant in full settlement of any Deferred Stock Award.

(e) The Company shall pay to each Participant all amounts due, if any, deferred by or payable under Awards granted to such Participant under the Plan which are not Performance Shares, Restricted Stock or Deferred Stock, in accordance with the terms provided by the Committee at the time of deferral or grant.

(f) For purpose of this Section 15, “Current Market Value” means the highest Fair Market Value during the period commencing 30 days prior to the Change in Control and ending 30 days after the Change in Control (the “reference period”); provided that, if the Change in Control occurs as a result of a tender offer or exchange offer, or a merger, purchase of assets or stock, or another transaction approved by shareholders of the Company, Current Market Value means the higher of (i) the highest Fair Market Value during the reference period, or (ii) the highest price paid per share of Stock pursuant to such tender offer, exchange offer or transaction.

SECTION 16

MISCELLANEOUS

(a) Nothing in this Plan or any Award granted hereunder shall confer upon any employee any right to continue in the employ of any Participating Company or interfere in any way with the right of any Participating Company to terminate his or her employment at any time.

(b) No Award payable under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of any Participating Company for the benefit of its employees unless the Company shall determine otherwise.

(c) No Eligible Individual or Participant shall have any claim to an Award until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments of

Awards provided for under the Plan shall be paid by the Company either by issuing shares of Stock or by delivering cash from the general funds of the Company or other property of the Company; provided, however, that such payments shall be reduced by the amount of any payments made to the Participant or his or her dependents, beneficiaries or estate from any trust or special or separate fund established in connection with this Plan. The Company shall not be required to establish a special or separate fund or other segregation of assets to assure such payments, and, if the Company shall make any investments to aid it in meeting its obligations hereunder, the Participant shall have no right, title, or interest whatever in or to any such investments except as may otherwise be expressly provided in a separate written instrument relating to such investments.

(d) Absence on leave approved by a duly constituted officer of the Company shall not be considered termination of employment for any purposes of the Plan; provided, however, that no Award may be granted to an employee while he or she is absent on leave.

(e) If the Committee shall find that any person to whom any Award, or portion thereof, is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, then any payment due him or her (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Company therefor.

(f) The right of any Participant or other person to any Award payable under the Plan may not be assigned, transferred, pledged or encumbered, either voluntarily or by operation of law, except as provided in Section 11 with respect to the designation of a Beneficiary or as may otherwise be required by law or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder or unless the Committee determines that an Award may be transferred to a Family Member or Family Trust or other transferee. If, by reason of any attempted assignment, transfer, pledge, or encumbrance or any bankruptcy or other event happening at any time, any amount payable under the Plan would be made subject to the debts or liabilities of the Participant or his or her Beneficiary or would otherwise devolve upon anyone else and not be enjoyed by the Participant or his or her Beneficiary or transferee, Family Trust or Family Member, then the Committee may terminate such person’s interest in any such payment and direct that the same be held and applied to or for the benefit of the Participant, his or her Beneficiary, taking into account the expressed wishes of the Participant (or, in the event of his or her death, those of his or her Beneficiary) in such manner as the Committee may deem proper.

(g) Copies of the Plan and all amendments, administrative rules and procedures and interpretations shall be made available for review upon request to all Eligible Individuals at all reasonable times at the Company’s administrative offices.

(h) The Committee may cause to be made, as a condition precedent to the payment of any Award, or otherwise, appropriate arrangements with the Participant or his or her Beneficiary, for the withholding of any federal, state, local or foreign taxes. The Committee may in its discretion permit the payment of such withholding taxes by authorizing the Company to withhold shares of Stock to be issued, or the Participant to deliver to the Company shares of Stock owned by the Participant or Beneficiary, in either case having a Fair Market Value equal to the amount of such taxes, or otherwise permit a cashless exercise.

(i) All elections, designations, requests, notices, instructions and other communications from an Eligible Individual, Participant, Beneficiary or other person to the Committee, required or permitted under the Plan, shall be in such form as is prescribed from time to time by the Committee and shall be mailed by first class mail or transmitted by facsimile copy or delivered to such location as shall be specified by the Committee.

(j) The terms of the Plan shall be binding upon the Company and its successors and assigns.

(k) Captions preceding the sections hereof are inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision hereof.

(l) The Plan and the grant, exercise and carrying out of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to all required or otherwise appropriate approvals and authorizations by any governmental or regulatory agency or commission. The Company shall have no obligation of any nature hereunder to any Eligible Individual, Participant or any other person in the absence of all necessary or desirable approvals or authorizations and shall have no obligation to seek or obtain the same.

(m) Whenever possible, each provision of this Plan and any Award Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any such provision is held to be ineffective, invalid, illegal or unenforceable in any respect under the applicable laws or regulations of the United States or any state, such ineffectiveness, invalidity, illegality or unenforceability will not affect any other provision but this Plan and any such agreement will be reformed, construed and enforced so as to carry out the intent hereof or thereof and as if any invalid or illegal provision had never been contained herein.

(n) For any Award that is intended to qualify for the Performance-Based Exception, (a) the Committee shall interpret the Plan in light of Section 162(m) of the Code and the guidance thereunder; (b) the Committee shall have no discretion to amend the conditions on the grant or payout of the Award or to amend the terms of the Award in any way that would adversely affect the availability of the Performance-Based Exception with respect to such Award, (c) such Award shall not be granted, settled or paid out, whichever applies under the performance conditions for such Award, until the Committee shall determine and certify in writing that the applicable performance targets with respect to such Award were satisfied, which determination and certification shall be made within 60 days following the end of the applicable Performance Period, (d) where the grant of the Award is performance conditioned, such grant shall be subject to the Committee’s discretion to reduce (but not increase) the grant the Participant will receive as a result of the certification of the performance targets, and (e) where the settlement or payout of the Award is performance conditioned, to the extent provided in the Award Agreement the settlement or payout of such Award shall be subject to the Committee’s discretion to reduce (but not increase) what the Participant will receive as a result of the certification of the performance targets. In exercising such discretion to decrease what the Participant will receive, the Committee may consider performance with respect to one or more targets, without regard to whether these targets are based on performance measures listed in Section 6(b).

(o) The Committee, in its discretion, may defer the payment of an Award, if such payment would cause the annual remuneration of a Participant, who is a Covered Employee to exceed $1,000,000.

(p) The Plan shall be construed and governed under the laws of the State of Delaware.

SECTION 17

EFFECTIVE DATE AND STOCKHOLDER APPROVAL

The Plan was originally adopted effective May 18, 2000, subject to stockholder approval at the 2001 Annual Meeting. Any Awards granted prior to the 2001 Annual Meeting were made subject to the receipt of such approval. No Awards will be granted under the Plan after the expiration of ten years from this original Effective Date. The effective date of the current amendment and restatement of the Plan shall be May 18, 2007, subject to stockholder approval at the 2007 Annual Meeting. This amendment and restatement is intended to allow Plan Awards to comply with the Performance-Based Exception.

Citizens Communications Company

Three High Ridge Park

Stamford, Connecticut 06905

2007 Annual Meeting of Stockholders

10:00 a.m., Eastern Daylight Savings Time, May 18, 2007

Three High Ridge Park

Stamford, Connecticut 06905

ADVANCE REGISTRATION

Attendance at the meeting is limited to our stockholders, or their authorized representatives, and our guests. If you plan to attend or send a representative to the meeting, please notify us by marking the Advance Registration box on your proxy.

You may view this proxy statement and our Annual Report at the following Internet web site: www.onlineproxy.com/citizens/index.asp. An advance registration form may be submitted (for registered stockholders only) by selecting the proxy statement, the advance registration form and then clicking on the submit button once you have completed the form.

CITIZENS COMMUNICATIONS COMPANY 3 HIGH RIDGE PARK

STAMFORD, CT 06905

VOTE BY INTERNET—www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M., Eastern Daylight Savings Time, the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Citizens Communications Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE—1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M., Eastern Daylight Savings Time, the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Citizens Communications Company, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

CTZEN1

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CITIZENS COMMUNICATIONS COMPANY

The Board of Directors recommends a vote "FOR" the nominees listed below and "FOR" Proposals 2, 3 and 4.

Proposal 1 — To elect Directors

Nominees:

01) Kathleen Q. Abernathy

02) Leroy T. Barnes, Jr.

03) Michael T. Dugan

04) Jeri B. Finard

05) Lawton Wehle Fitt

06) William M. Kraus

07) Howard L. Schrott

08) Larraine D. Segil

09) Bradley E. Singer

10) David H. Ward

11) Myron A. Wick, III

12) Mary Agnes Wilderotter

For All

Withhold All

For All Except

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

Proposal 2

To adopt the 2008 Citizens Incentive Plan.

Proposal 3

To adopt an amendment to the Amended and Restated 2000 Equity Incentive Plan.

Proposal 4

To ratify the selection of KPMG LLP as our independent registered public accounting firm for 2007.

For

Against

Abstain

For address changes and/or comments, please check this box and write them on the back where indicated.

Please indicate if you plan to attend this meeting.

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. See reverse for additional proxy information.

Yes

No

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Information about Delivery of Shareholder Materials

“Householding”

In an effort to minimize costs and the amount of duplicate material a household receives, we are sending one Form 10-K to accounts sharing the same last name and address. A copy of Citizens’ 2006 Form 10-K, if not included in this package, has been sent to your address in another proxy package and should have already arrived. If you have not yet received a Form 10-K, would like another copy, and/or wish to receive financial reports for each account in your household in the future, please contact Citizens’ investor relations department by phone at 1-402-572-4972; by mail at 3 High Ridge Park, Stamford, CT, 06905; or by email at Citizens@czn.com.

Vote Your Proxy Online

You can use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M., Eastern Daylight Savings Time, the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. There is no charge to you for this service, but there may be costs associated with access to the Internet, such as usage charges for your Internet service provider and/or telephone companies.

Electronic Delivery of Future Proxy Material

After submitting your proxy vote online, you may elect to receive future proxy material (annual report, proxy statement, etc.) from Citizens electronically. Before exiting www.proxyvote.com, click the button for “Electronic Delivery” and enter your email address. Then click the button indicating your consent to receive future information in an electronic format. Next year, you will receive an email providing information about where to locate the annual report and proxy statement online and how to vote your shares.

401(K) SAVINGS PLAN

Proxy Solicited on Behalf of Board of Directors

The undersigned hereby authorizes and directs T. Rowe Price Retirement Plan Services, as the Trustee under the Citizens 401(k) Savings Plan, to vote all shares of stock allocable to the undersigned under the provisions of the Plan and appoints William M. Kraus, Howard L. Schrott and Myron A. Wick, III, or any of them, with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of Citizens Communications Company (the “Company”) to be held on Friday, May 18, 2007, at 10:00 a.m., Eastern Daylight Savings Time, at our offices at 3 High Ridge Park, Stamford, CT 06905, and at any adjournments thereof. Said Trustee is authorized and directed to execute and deliver a written proxy appointing such individuals to act as proxies as directed.

This proxy, when properly executed, will be voted in the manner directed by the signatory stockholder. If no direction is given, it will be voted in FAVOR of the election of all directors and the adoption of Proposal 2, Proposal 3 and Proposal 4.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CITIZENS COMMUNICATIONS COMPANY

3	HIGH RIDGE PARK

STAMFORD, CT 06905

VOTE BY INTERNET—www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M., Eastern Daylight Savings Time, the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Citizens Communications Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE—1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M., Eastern Daylight Savings Time, the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Citizens Communications Company, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

CTZEN3

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CITIZENS COMMUNICATIONS COMPANY

The Board of Directors recommends a vote "FOR" the nominees listed below and "FOR" Proposals 2, 3 and 4.

Proposal 1 — To elect Directors

Nominees:

01) Kathleen Q. Abernathy

02) Leroy T. Barnes, Jr.

03) Michael T. Dugan

04) Jeri B. Finard

05) Lawton Wehle Fitt

06) William M. Kraus

07) Howard L. Schrott

08) Larraine D. Segil

09) Bradley E. Singer

10) David H. Ward

11) Myron A. Wick, III

12) Mary Agnes Wilderotter

For All

Withhold All

For All Except

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

For

Against

Abstain

Proposal 2

To adopt the 2008 Citizens Incentive Plan.

Proposal 3

To adopt an amendment to the Amended and Restated 2000 Equity Incentive Plan.

Proposal 4

To ratify the selection of KPMG LLP as our independent registered public accounting firm for 2007.

For address changes and/or comments, please check this box and write them on the back where indicated.

Please indicate if you plan to attend this meeting.

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. See reverse for additional proxy information.

Yes

No

Signature [PLEASE SIGN WITHIN BOX]

Date

Signature (Joint Owners)

Date

Information about Delivery of Shareholder Materials

“Householding”

In an effort to minimize costs and the amount of duplicate material a household receives, we are sending one Form 10-K to accounts sharing the same last name and address. A copy of Citizens’ 2006 Form 10-K, if not included in this package, has been sent to your address in another proxy package and should have already arrived. If you have not yet received a Form 10-K, would like another copy, and/or wish to receive financial reports for each account in your household in the future, please contact Citizens’ investor relations department by phone at 1-402-572-4972; by mail at 3 High Ridge Park, Stamford, CT, 06905; or by email at Citizens@czn.com.

Vote Your Proxy Online

You can use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M., Eastern Daylight Savings Time, the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. There is no charge to you for this service, but there may be costs associated with access to the Internet, such as usage charges for your Internet service provider and/or telephone companies.

Electronic Delivery of Future Proxy Material

After submitting your proxy vote online, you may elect to receive future proxy material (annual report, proxy statement, etc.) from Citizens electronically. Before exiting www.proxyvote.com, click the button for “Electronic Delivery” and enter your email address. Then click the button indicating your consent to receive future information in an electronic format. Next year, you will receive an email providing information about where to locate the annual report and proxy statement online and how to vote your shares.

CITIZENS COMMUNICATIONS COMPANY

Proxy Solicited on Behalf of Board of Directors

The undersigned hereby appoints William M. Kraus, Howard L. Schrott and MyronA. Wick, III, or any of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of Citizens Communications Company (the “Company”) to be held on Friday, May 18, 2007, at 10:00 a.m., Eastern Daylight Savings Time, at our offices at 3 High Ridge Park, Stamford, CT 06905, and at any adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as directed, and in their discretion upon such other matters as may come before the meeting.

This proxy, when properly executed, will be voted in the manner directed by the signatory stockholder. If no direction is given, it will be voted in FAVOR of the election of all directors and the adoption of Proposal 2, Proposal 3 and Proposal 4.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)